CTBC BANK
中國信託銀行

Ref.: FL-0144385001-2023-001
CTBC Bank Co., Ltd., Hong Kong Branch
(incorporated in Taiwan with limited liability)
中國信託商業銀行股份有限公司香港分行
(於台灣註冊成立之有限公司)

23 MAY 2023

FASHION FOCUS MANUFACTURING LIMITED
15/F, PACIFIC TRADE CTR, 2 KAI HING RD, KOWLOON BAY, KL

MERIT FOCUS LIMITED
15/F, PACIFIC TRADE CTR, 2 KAI HING RD, KOWLOON BAY, KL

TRIPLE FOCUS LIMITED
15/F, PACIFIC TRADE CTR, 2 KAI HING RD, KOWLOON BAY, KL

PROSPECT FOCUS LIMITED
15/F, PACIFIC TRADE CTR, 2 KAI HING RD, KOWLOON BAY, KL

Dear Sirs,
敬啟者：

Re: General Banking Facility
事由：一般融資授信

We, CTBC Bank Co., Ltd. (the "**Bank**") are pleased to offer or extend to you, FASHION FOCUS MANUFACTURING LIMITED, MERIT FOCUS LIMITED, TRIPLE FOCUS LIMITED and PROSPECT FOCUS LIMITED (the "**Borrower**") the following general banking facility(ies) (the "**Facilities**") subject to the terms and conditions stated below and the Master Loan and Security Terms document given to you (together, the "**Facility Letter**") and the Master Agreement for Financial Transactions (if applicable) (the "**Master Agreement**") to be executed and delivered by you to us. Words and expressions defined in the Master Agreement shall have the same meanings in this Facility Letter.
中國信託商業銀行股份有限公司（下稱「本行」）謹此提供或展延您，FASHION FOCUS MANUFACTURING LIMITED、MERIT FOCUS LIMITED、TRIPLE FOCUS LIMITED 及 PROSPECT FOCUS LIMITED（下稱「借款人」），下列所示之一般融資授信額度(下稱「授信額度」)；此一提供或展延須遵守以下所規定並遵守經您簽署後交給本行之條款及已交予您的貸款與擔保總條款(下稱「總條款」)(合稱「授信書」)以及金融交易契約書（如適用）（下稱「金交書」）。金交書內所定義之單字與詞句，於本授信書中應具備相同之意義。

1. Facilities
授信額度

Facility Amount(s) and Type(s) 授信金額與類型	:	The facilities offered to the Borrower (collectively "**Facilities**" and each "**Facility**") are set out below and which shall have a maximum aggregate total facility limit of HKD84,000,000.00. 向借款人所提供之授信（合稱「授信總額」，每一筆稱「授信額度」）係規定於以下，其總共之授信最高上限限制為 HKD84,000,000.00。

CTBC Bank Co., Ltd. (incorporated in Taiwan with limited liability)
中國信託商業銀行股份有限公司（於台灣註冊成立之有限公司）
20/F., Manhattan Place, No.23 Wang Tai Road, Kowloon Bay, Kowloon, Hong Kong
香港九龍九龍灣宏泰道23號Manhattan Place 20樓
Tel: (852) 2916 1688

	Types of Facilities 授信總額類型	Facility Limit 授信上限
(a)	Short Term Revolving Loan (up to 12 months) Condition: 1. For FASHION FOCUS MANUFACTURING LIMITED only 2. Revolving loan could be used for: (i) Working capital (ii) Proceeds to be directly remitted to handling solicitor 3. Each drawdown shall be repayable on the maturity date of such drawdown unless the bank allows for a rollover, which is to be directly debited from the account maintained with the bank. 4. Tenor per drawdown/transaction would not be longer than 6 months	HKD60,000,000.00
(b)	Import Open Account (O/A) / Export Open Account (O/A) Conditions: 1. The borrower uses the checklist to handle the O/A of import/export collection financing, and should provide a copy of the original transaction documents according to the notice of the Bank before drawdown. In principle, the random inspection of the original transaction documents must include at least the invoice and shipping documents (if any), and the documents information should also include 1) Buyer, 2) Seller, 3) Shipment port (place), 4) Purchase port (place) and 5) Product name etc., five necessary items. 2. Drawdown in HKD or USD allowed 3. No inter-company transaction allowed 4. Up to 100% of invoice amount on approved suppliers/ buyers 5. All payments are directly made to supplier's account (for Import OA only) 6. Export proceeds from buyers are directly remitted to borrower's bank account with CTBC	HKD60,000,000.00
(c)	Import Open Account (O/A) / Export Open Account (O/A) Conditions: 1. The borrower uses the checklist to handle the O/A of import/export collection financing, and should provide a copy of the original transaction documents according to the notice of the Bank before drawdown. In principle, the random inspection of the original transaction documents must include at least the invoice and shipping documents (if any), and the documents information should also include 1) Buyer, 2) Seller, 3) Shipment port (place), 4) Purchase port (place) and 5) Product name etc., five necessary items. 2. Drawdown in HKD or USD allowed 3. No inter-company transaction allowed 4. Up to 100% of invoice amount on approved suppliers/ buyers 5. All payments are directly made to supplier's account (for Import OA only) 6. Export proceeds from buyers are directly remitted to borrower's bank account with CTBC	HKD24,000,000.00

Notes:

(i) The aggregate outstanding of Facilities (a) to (b) above shall not at any time exceed HKD60,000,000.00
(ii) Initial LTV not higher than 70%
(iii) Top up required should LTV exceed 80% and to be restored back to 70% within 30 calendar days
(iv) Full valuation report within 3 months from drawdown date
(v) Annual clean up of revolving loan at least 50% for not less than 5 business days
(vi) Borrowers' undertaking not to apply loan proceeds for any property related investment activities
(vii) Rentals of pledged properties will be routed to CTBC HK account (directly or indirectly)
(viii) Borrowers/ Guarantor should channel not less than HKD40,000,000.00 3rd party sales proceeds to our bank annually
(ix) Borrowers/ Guarantor should maintain not less than HKD4,000,000.00 6-mth average deposit balance with CTBC HK

Mortgages:

Mortgagor: FASHION FOCUS MANUFACTURING LIMITED

1. CAR PARKING SPACE NO.L18 ON BASEMENT PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
2. CAR PARKING SPACE NO.L23 ON BASEMENT PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
3. CAR PARKING SPACE NO.L24 ON BASEMENT PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
4. CAR PARKING SPACE NO.P32 ON BASEMENT PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
5. UNIT NO.1 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
6. UNIT NO.2 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
7. UNIT NO.3 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
8. UNIT NO.4 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
9. UNIT NO.5 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
10. UNIT NO.6 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
11. UNIT NO.7 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
12. UNIT NO.8 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
13. UNIT NO.9 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
14. UNIT NO.10 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
15. UNIT NO.11 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
16. UNIT NO.12 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON

17. UNIT NO.13 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
18. UNIT NO.14 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
19. UNIT NO.15 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
20. UNIT NO.16 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
21. UNIT NO.17 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
22. UNIT NO.19 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
23. UNIT NO.20 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
24. UNIT NO.21 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON
25. UNIT NO.22 ON 15TH FLOOR PACIFIC TRADE CENTRE NO.2 KAI HING ROAD KOWLOON

Term 條件 : In accordance with the terms and conditions of the relevant Facility as specified in above.
依據以上所規定之各該授信額度之條件。

Purpose 目的 : The purpose of the Facilities is to provide general working capital to the Borrower. The Bank shall not be obliged to monitor or verify the application of any amount borrowed pursuant to this Facility Letter.
授信總額之目的，在於提供借款人一般營運資金。本行並無義務追蹤或查核依據本授信書所貸與之任何資金之運用。

Interest Rate 利率 : Subject to the interest rate(s) as stipulated in this Facility Letter including any Supplemental Facility Letter or Renewal Facility Letter or Notification Facility Letter (or other form of application acceptable by the Bank) of the relevant Facility to be delivered to the Borrower by the Bank from time to time, interest shall accrue on the Facilities at the respective interest rate(s), as follows: -
If below benchmark interest rate (such as HIBOR/LIBOR/EURIBOR) is below zero, the benchmark interest rate will be deemed to be zero. (if applicable)
依據本行不時送交予借款人有關該授信額度之本授信書，包括任何補充授信書或更新授信書或通知授信書(或其他本行可接受的申請方式)內所規定之利率，利息應依據相關利率計入授信總額，利率如下：
如下述同業拆放利率(如香港銀行同業拆息、倫敦銀行同業拆息或歐元銀行同業拆放利率)低於零，則以零計算。(如適用)

Facility (a): 1, 2, 3 months Hibor + 2.1% per annum for HKD / COF + 2.1% per annum for USD
Facility (b) & (C): 1, 2, 3 months Hibor + 1.7% per annum for HKD / COF + 1.7% per annum for USD
Facility (a): 年利率 1, 2, 3 months Hibor + 2.1% for HKD / 年利率 COF + 2.1% for USD
Facility (b) & (C): 年利率 1, 2, 3 months Hibor + 1.7% for HKD / 年利率 COF + 1.7% for USD

Interest Period 計息期間	:	In respect of a Facility, a period selected by the Borrower and agreeable and acceptable to the Bank, particulars of which are set out in this Facility Letter including any supplemental facility letter or renewal facility letter of the relevant Facility to be delivered to the Borrower by the Bank from time to time. 在各筆授信額度中，由借款人選擇且經本行同意並接受之期間，細節將於本行不時送交予借款人之本授信書(包括有關授信額度的任何補充授信書或更新授信書)內之規定。
Commission 手續費	:	As per the Bank's current published tariff or as agreed between the Bank and the Borrower from time to time. 依據本行最新公告之費率表，或本行與借款人間不時同意之費率。
Facility Fee 授信費	:	HKD50,000.00 payable upon acceptance of this Facility Letter. 接受本授信書時應支付 HKD50,000.00。
Drawings under the Facility 授信額度之動用	:	The Borrower may on any business day (as defined below) during the term of this Facility Letter make drawings by issuing a drawdown notice in writing to the Bank (if applicable) in such form and substance satisfactory to the Bank for each advance of the relevant Facility at least two (2) business days before the proposed date of the drawing or in such other manner as the Bank may from time to time determine. 借款人於本授信書期間內之任何營業日（定義如下），均得於各該預定動用日至少二營業日之前，以形式上與實質上符合本行要求之方式，或依其他本行隨時決定之方式，以書面向本行簽發動用通知（如適用）後動用授信額度。
Early repayment fee 提前還款違約金	:	Subject to Clause 5.2 below, if the Borrower prepays this loan, the Borrower shall pay to the Bank a prepayment fee (the "**Prepayment Fee**") calculated at the rate of 1.5% per annum of the amount prepaid for the period commencing from the prepayment date and ending on the final maturity date. 依以下第 5.2 條款，借款人承諾於每次動用額度之指定到期日前不得提前清償本金之一部或全部。若借款人提前清償，應支付按提前清償之金額(提前還款違約金)、由提前還款日至到期日之日數，依 1.5%之年率計算之違約金予本行。 Where the purpose of the Facilities is for Insurance Policy Premium Financing and the Insurance Policy is cancelled within the cooling-off period of such Insurance Policy, the Borrower shall pay all amounts then outstanding under the Facilities (together with all accrued interest, charges, costs and expenses and any other sums owing in respect of such Facilities) and pay to the Bank a prepayment fee calculated at the rate of 1.5% per annum of the amount prepaid for the period commencing on the prepayment date and ending on the date falling 12 months after such prepayment date. 如果是次授信的目的是保費融資而保單於此保單的冷靜期內被取消，借款人需償付授信尚未清償之總金額(連同所有應計利息、費用、成本、開支及任何就此授信而言尚欠的款項)並支付按提前清償之金額、從提前還款日起至十二個月後止，依 1.5%之年率計算之違約金予本行。

2. Conditions Precedent
先決條件

2.1 The Facilities will only be available for drawing by the Borrower after the following conditions and/or documents have been satisfied or received by the Bank in form and substance satisfactory to the Bank, as the case may be:-
授信總額僅有在以下條件及/或文件依據實際情形，以形式上與實質上符合本行要求之方式完成或由本行收受後，借款人方得動用：

(a) the enclosed duplicate of this Facility Letter with the Memorandum of Acceptance thereon duly signed by or on behalf of the Borrower;
本授信書副本連同由借款人或其代表合法簽署之對本授信書之承諾照會；

(b) the Bank's standard Master Agreement duly signed by or on behalf of the Borrower (if applicable);
由借款人或其代表簽署之本行制式金交書（如適用）；

(c) the duly executed Security Documents (as defined in Clause 8) together with the documentation referred to therein;
合法簽署之擔保文件（如第 8 條所定義）連同其所涉及之文件；

(d) any such other documentation as may be reasonably required by the Bank from time to time;
本行隨時提出合理要求之任何此等其他文件；

in the case that the Borrower is a company,
若借款人為公司，

(e) a certified true copy of the resolutions duly passed by the board of directors of the Borrower authorising and approving, on behalf of the Borrower:-
由借款人之董事會合法通過之決議之經認證為真實之副本，代表借款人授權並同意：

(i) acceptance of the terms and conditions of the Facilities, the Master Agreement and the Security Documents;
接受授信總額、金交書以及擔保文件之條件；

(ii) the signing of the Memorandum of Acceptance by the Borrower and the execution and delivery of this Facility Letter, the Master Agreement and the Security Documents;
由借款人簽署之承諾照會以及本授信書、金交書與擔保文件之簽署與交付；

(iii) performance of obligations by the Borrower under this Facility Letter, the Master Agreement, the Security Documents and other related documents (as the case may be); and
借款人依據本授信書、金交書、擔保文件與其他相關文件之規定（視情況而定）履行責任；及

(iv) the signing authority and specimen signature of all authorized signatories of the Borrower to execute this Facility Letter, the Master Agreement and the Security Documents.
借款人所有授權簽名者簽署本授信書、金交書與擔保文件之權力及樣式。

(f) a certified true copy of a list of all current directors, together with the specimen signature of each director of the Borrower (if not shown on the board resolution as referred to in item (e) above); and
所有現任董事名單之經認證為真實之副本，連同借款人每一董事之簽名樣式（若其未顯示於上述第(e)項之董事會決議）；及

(g) the Borrower's Memorandum and Articles of Association (or other equivalent constitutional documents of the Borrower) and a certified true copy of the Certificate of Incorporation of the Borrower and Certificate of Incorporation on Change of Name of the Borrower (if any), certified as correct and up to date by the Secretary or a Director of the Borrower (including, if relevant, copies of amending resolutions).
借款人之組織章程（或借款人其他同等之組織文件）以及借款人公司執照與借款人公司變更登記事項卡之經認證為真實之副本（若有），經借款人之董事或秘書認證確為真實與最新（包括有關之修正決議副本）。

All the aforesaid documents (other than originals) are required to be certified as true, complete and up-to-date by the Secretary or a Director of the Borrower.

所有以上文件（原本除外）均需經借款人之董事或秘書認證確為真實、完整且為最新版本。

2.2 Where the purpose of the Facilities is for Insurance Policy Premium Financing:
如果是次授信的目的是保費融資：

(a) for new policies, an official original document from the insurer that shows the face amount or insured amount of each Insurance Policy, the initial premium amount and the insured person;
對新保單而言，一份由保險公司發出的正式原件，當中應提及每份保單的投保額或保險金額，首次保費金額和受保人；

(b) for existing policies, an official original document from the insurer which contains *inter alia* the following information including, the face amount or insured amount of each Insurance Policy, confirmation that the Borrower is the owner of the relevant Insurance Policy, the day 1 cash surrender value and/or initial cash surrender value and/or recent net surrender value of each Insurance Policy;
對現有保單而言，一份由保險公司發出的正式原件，當中的條文細則應包含以下資料：每份保單的投保額或保險金額，確認借款人是相關保單的持有人，每份保單的第1天退保現金價值和／或最初退保現金價值和／或最近退保淨值；

(c) a copy of the signed letter of confirmation from the insurer of the day 1 cash surrender value and/or initial cash surrender value and/or recent net surrender value of each Insurance Policy;
一份保險公司簽署的確認書，確認每份保單的第1天退保現金價值和／或最初退保現金價值和／或最近退保淨值；

(d) a copy of the signed letter of confirmation from the insurer addressed to both the Bank and to the Borrower on whether the Borrower's nominations of the beneficiaries are irrevocable or revocable by the Borrower, provided always that none of the irrevocable or revocable beneficiaries shall be a minor;
一份由保險公司簽署，並向本行及借款人發出的確認書，以證明借款人對受益人的提名是否有撤銷權，但前提是該受益人不可是未成年人士。

(e) if applicable, where the nominations of the beneficiaries are irrevocable, original written consent of these named beneficiaries to the Borrower's assignment of the Insurance Policy in favour of the Bank, provided always that none of the irrevocable beneficiaries shall be a minor;
在適用的情況下，如果受益人的提名不能被撤銷，則須因應本行要求提供一份這些指定受益人的原書面同意書，以證明同意並知悉借款人的安排，但前提是這些不能被撤銷的受益人均不得為未成年人士；

(f) if required by the Bank, a deed of indemnity in form and substance satisfactory to the Bank to be signed by the policyholder of the Insurance Policy and the co-indemnifier(s) in favour of the Bank;在本行要求的情況下，提供一份由保單持有人和聯合彌償人簽署，且在形式上與實際上都符合本行要求的賠償契據；

(g) the Bank's standard deed of assignment of the Insurance Policy signed by the Assignor in favour of the Bank; and
由轉讓人簽署，以本行為受益人之本行制式保單轉讓契約；和

(h) a signed notice of assignment of the Insurance Policy in favour of the Bank and an acknowledgement of each such notice of assignment from each of the insurer and/or such other persons as the Bank may specify from time to time,
因應本行要求而提供的一份由每間保險公司和／或本行按情況指定的其他人員所簽署的保單轉讓通知書，以及一份由上述人士確認收悉此轉讓通知書的回信，

PROVIDED ALWAYS THAT the availability of the Facilities for utilization by the Borrower shall be subject to there being no material adverse change in the international/local financial markets, no change whatsoever of the applicable laws and regulations on premium financing of any Insurance Policy, no

occurrence of an Event of Default and the availability of funds of the Bank from time to time and at the time of request for utilization by the Borrower.
只要國際／本地金融市場沒有重大不利的變化，任何適用於保單保費的法律或規例沒有更改，沒有出現違約事件，以及在情況許可且在借款人提出要求時本行有所需的資金，借款人都可以動用授信。

2.3 Conditions Subsequent
後續條件

Where the purpose of the Facilities is for Insurance Policy Premium Financing, the Borrower shall provide the following documents to the Bank within 21 business days from the date of initial utilisation of the Facilities:
如果是次授信的目的是保費融資，借款人應在首次動用該授信額度之日起 21 個工作天內向本行提供以下文件：

(a) a receipt issued by the insurer to evidence the payment of the Insurance Policy premium;
由保險公司發出的收據，以證明已支付保單保費；

(b) an original copy of the signed letter of confirmation from the insurer addressed to the Bank and/or to the Borrower of the initial / recent cash surrender value of the relevant Insurance Policy; and
一份保險公司簽署，並向本行及借款人發出的確認書，以確認相關保單的最初／最近退保現金價值；和

(c) an original copy of the signed letter of confirmation from the insurer addressed to the Bank and/or to the Borrower on whether the Borrower's nominations of the beneficiaries are irrevocable or revocable by the Borrower.
一份保險公司簽署，向本行及借款人發出的確認書，以證明對受益人的提名是否擁有撤銷權。

3. Interest
利息

3.1 Interest shall accrue from and include the date of each advance of the relevant Facility up to and including the last day of each Interest Period at the annual rate determined by the Bank as set out in Clause 1 calculated on the basis of actual number of days elapsed in a year of 360 (in respect of US Dollars, Japanese Yen, Euro and other major currencies) or 365 (in respect of HK Dollars and Sterling) days in which the relevant Facility is made available and shall be due and payable in full by the Borrower on the last day of each Interest Period selected by the Borrower in the relevant drawdown notice (if applicable) in the currency which such advance is denominated.
利息之累計，應自各該授信額度之每一筆撥款之日（包括當日）起，至每一計息期間之末日（包括當日）止，依據第 1 條中本行所決定之年利率，以取得各該授信額度在一年 360 日(有關美元, 日元, 歐元及其他主要貨幣) 或 365 日(有關港元及英鎊)中實際經過之日數為基礎計算而得，並且應於借款人在各該動用通知（如果可適用）中所選定之每一計息期間之末日到期，依該筆撥款之幣別，由借款人全額清償。

3.2 In relation to any transaction under this Facility Letter selecting London Interbank Offered Rate as the benchmark rate for interest calculating ("LIBOR Benchmark Rate"), upon the occurrence of any Benchmark Transition Event (as defined below), the Bank shall have the right to announce or notify the Borrower of (a) such Benchmark Transition Event, and (b) unless otherwise agreed by the Borrower and the Bank in advance, the replacement of the LIBOR Benchmark Rate for each transaction by the Benchmark Replacement Rate (as defined below) plus the relevant Spread Adjustment (as defined below) from the date stipulated in the announcement/notification, which shall be at least [5] days after the date of such announcement or notification.
如基於授信書之交易，涉及以倫敦銀行同業拆款利率（London Interbank Offered Rate，LIBOR）為利率計算之依據者（以下簡稱「LIBOR 基準利率」），當發生 LIBOR 基準利率替代事件（定義如下）時，本行有權公告或通知借款人(a)該 LIBOR 基準利率替代事件，及(b)除借款人與本行事先另有約定者外，授信書個別交易所適用之 LIBOR 基準利率將於本行公告

或通知書所指定之日（該指定日距公告或通知日應不少於［五］日）起以替代基準利率（定義如下）加上相關轉換差點（定義如下）調整後取代之。

3.3 The Borrower agrees that the Bank is entitled to determine the Benchmark Replacement Rate to replace the respective LIBOR Benchmark Rate applicable to each transaction under this Facility Letter in the following order:
借款人同意本行有權以下列順序擇定授信書個別交易所適用予取代各個 LIBOR 基準利率之替代基準利率：

(1) a prevailing reference rate widely accepted in the financial market as the replacement rate for LIBOR; or
市場上廣泛認可得取代 LIBOR 之參考利率。

(2) if there is no prevailing reference rate widely accepted in the financial market as the replacement rate for LIBOR, other alternative reference rates as identified by relevant authorities in the LIBOR currency areas.
如無市場上廣泛認可之參考利率時，則依 LIBOR 各幣別貨幣主管機關選定之替代利率指標為授信書之替代基準利率。

The Borrower acknowledges and agrees that the Benchmark Replacement Rate applicable to each transaction may vary due to different product characteristics, tenors, regions and other market factors.
借款人同意及理解個別交易所適用之替代基準利率有可能因其產品特性、期限、區域或市場因素而不同。

3.4 The Borrower agrees that the Bank is entitled to determine the applicable Spread Adjustment for each corresponding Benchmark Replacement Rate taking the following methodologies into consideration:
借款人同意本行有權參考下列方式決定個別替代基準利率之轉換差點數值：

(a) the latest Spread Adjustment selected or recommended publicly by the relevant authorities or the then evolving or then-prevailing market convention for determining a spread adjustment for the relevant Benchmark Replacement Rate as the Bank announces or notifies the Borrower under Clause 3.2; and
於依第 3.2 條公告或通知時，最近一次相關主管機關或屆時廣被接受的機構公告相關替代基準利率之轉換差點數值；及

(b) the Spread Adjustment calculated by the Bank.
依本行計算之轉換差點數值。

The Borrower acknowledges and agrees that: (1) the value of the Spread Adjustment for different Benchmark Replacement Rate may not be the same, and (2) the value of the Spread Adjustment for the same Benchmark Replacement Rate may be different due to different regional or financial market factors.
借款人理解並同意：(1) 不同替代基準利率之轉換差點數值不一定相同；及(2) 相同替代基準利率於不同區域或市場，其轉換差點之數值亦可能不同。

3.5 For the purpose of this Clause 3,
就第 3 條而言，

"Benchmark Replacement Rate" means the rate, or waterfall of rates, that would replace the LIBOR Benchmark Rate following a Benchmark Transition Event;
「替代基準利率」係指在 LIBOR 基準利率替代事件發生後取代 LIBOR 基準利率的利率或利率瀑布；

"Benchmark Transition Event" means the occurrence of one of the following events:
「LIBOR 基準利率替代事件」係指發生下列情事之一：

(1) the administrator of LIBOR publicly announces that it has ceased or will cease to provide LIBOR, provided that at such time there is no successor administrator that will continue to provide LIBOR;

LIBOR 主管機構公告 LIBOR 停止報價，且無繼任主管機構接續提供報價；

(2) the relevant authorities publicly announce that the administrator of LIBOR has ceased or will cease to provide LIBOR, provided that at such time there is no successor administrator that will continue to provide LIBOR;
相關主管機關公告 LIBOR 主管機構停止 LIBOR 報價，且無繼任主管機構接續提供報價；

(3) LIBOR is not displayed on the Reuters Screen LIBOR Page; or
路透社 LIBOR 頁面未再顯示；或

(4) the relevant authorities publicly announce that LIBOR is no longer representative;
相關主管機關公告 LIBOR 不再具有市場代表性時；

"Spread Adjustment" means, the interest rate difference (which may be a positive or negative value or zero) between a Benchmark Replacement Rate and the corresponding LIBOR Benchmark Rate for a certain period in the past.
「轉換差點」係指追蹤替代基準利率與相應之 LIBOR 基準利率過去一定期間的利率差，該數值可能為正數、負數或零。

3.6 Calculation of Interest - Compounded Reference Rate
Compounded Reference Rate 計息

(1) The Customer agrees that the interest for any loan using "Compounded Reference Rate" during the period of credit facilities is calculated on a daily basis by multiplying the "Daily Outstanding Principal" by the "Daily Applicable Interest Rate".
"Daily Outstanding Principal" means the daily principal amount outstanding for the time being of the loan.
"Daily Applicable Interest Rate" means, the rate of interest on each loan for any day during an interest period and the percentage rate per annum, which is the aggregate of the applicable: (a) margin and (b) Compounded Reference Rate.
"Reference Rate" means the benchmark interest rate agreed between the Customer and the Bank.
立約人同意與 貴行往來之額度如採「Compounded Reference Rate」方式計息者，該額度授信期間之利息以「每日未償本金餘額」乘以「每日適用之利率」，逐日計算之。「每日適用之利率」，為「加碼利率」及「Compounded Reference Rate」之和；「Reference Rate」為立約人與 貴行約定之指標利率。

4. Overdue Payments
逾期付款

If and to the extent that full payment of any amount due hereunder is not made by the Borrower on the respective due dates, then without prejudice to the Bank's other rights, interest will be charged on such overdue amount from the date of such default to the date of actual payment (both before and after judgment) calculated on the basis of a year of 360 (in respect of US Dollars, Japanese Yen, Euro and other major currencies) or 365 (in respect of HK Dollars and Sterling) days and the actual number of days elapsed at the rate of Five per cent (5%) per annum above the applicable interest rate referred to in Clause 1.
如果在本授信書中所規定之任何到期金額，借款人未於各該到期日全額付款時，此等逾期金額之利息，將由此等遲延之日起，至實際支付日為止（判決前後均包括在內），以在一年 360 日(有關美元, 日元, 歐元及其他主要貨幣) 或 365 日(有關港元及英鎊) 中實際經過之日數為基礎計算，依據第 1 條所適用之利率加計年利率 5%予以計算，且此等利息之加計並不減損本行之其他權利。

5. Repayment and Prepayment
還款與提前還本

5.1 The Bank shall have the overriding right at any time and at its sole discretion, (including during any interest or charging period) to terminate all or any part of the Facilities by prior notice to the Borrower. Upon the Bank terminating all or such part of the Facilities, all amounts then outstanding under such terminating Facilities together with all accrued interest, charges, costs and expenses and any other sums owing under this Facility Letter in respect of such terminating Facilities shall become immediately due and payable by the Borrower in accordance with the provisions of this Facility Letter and the Master Agreement.

本行應有絕對權利，隨時自行決定（包括於任何利息或計費期間）以事先通知借款人之方式，終止授信總額之全部或一部份。當本行終止授信總額之全部或一部份時，於此等終止授信總額時尚未清償之總金額，連同所有已發生之利息、費用、成本、開支以及任何其他依據本授信書而生之金額而與此等終止授信總額有關者，應立即到期而應由借款人依據本授信書及金交書之規定支付。

5.2 Subject to Clause 5.1 above, any prepayment of the Facilities shall be subject to the prior written consent of the Bank and subject to the payment of the Prepayment Fee by the Borrower and such other terms and conditions as the Bank may impose from time to time at its sole discretion.
依據上述第 5.1 條，任何授信總額之提前還本，應遵守本行先前之同意，並遵守本行得隨時自行決定之條件為之。

5.3 Notwithstanding any terms contained in this Facility Letter, any security documents or any other document in relation to all existing and future accounts the Borrower opened with the Bank to the contrary, with respect to any Facilities granted by the Bank hereunder, the Bank reserves all its rights at any time without prior written notice to the Borrower and in its sole and absolute discretion to:
即使本授信書、任何擔保文件或任何與借款人於本行現存或未來的所有帳戶相關的其他文件上出現任何對立的條款，但凡有關由本行根據本授信書授予的任何授信，本行在任何時候均保留一切權利，亦無需事先以書面形式通知借款人。本行對以下事項保留唯一且絕對的決定權：

(i) terminate any Facilities;
終止任何授信；

(ii) cancel and withdraw any Facilities;
取消並撤回任何授信；

(ii) cancel and withdraw any undrawn or unutilised portion of any Facilities or the entire Facilities should no part of the Facilities have been utilised or outstanding at such time;
取消並撤回任何授信中尚未支取或尚未動用的部份，如果當時整筆授信尚未被動用過，則可以取消並撤回整筆授信金額；

(iii) demand immediate repayment of all or any amounts actual or contingently outstanding plus accrued interest;
要求立即償還全部或任何實際或未有的欠款及積累的利息；

(iv) demand for full cash collateral for all or any amounts or liabilities actual or contingently outstanding; and/or
要求以全額現金抵押所有或任何實際或未有的欠款金額或責任；和／或

(v) request for additional collateral as security for all amounts due and owing from the Borrower to the Bank.
要求借款人就所有由借款人積欠本行而到期之金額提出額外之擔保文件作為擔保。

For clarity, the Bank is neither obliged to provide a reason for any such exercise of its discretion aforesaid nor be held liable to the Borrower in any way whatsoever.
為清晰起見，本行既無義務提供上述行使決定權的理由，亦不會對借款人承擔任何責任。

6. <u>Fees and Expenses</u>
<u>費用與開支</u>

6.1 Whether or not the legal documentation for the Facilities is executed as contemplated, the Borrower shall pay to or reimburse the Bank forthwith upon demand all costs, charges and expenses (including but not limited to legal expenses, stamp, registration or other duties and out-of-pocket expenses) incurred by the Bank in connection with the preparation and execution of this Facility Letter, the Master Agreement and the Security Documents and the documentation contemplated hereunder and all costs,

charges and expenses (including legal expenses on a full indemnity basis) of the Bank reasonably incurred* in connection with the enforcement of or preservation of any rights under this Facility Letter or otherwise in connection with the outstanding amount due in respect of the Facilities.
無論針對授信總額之法律文件是否如預期簽署，借款人一經接獲要求，即應立即支付或補償本行所有與本授信書、金交書及擔保文件與依本授信書預期之文件之準備與簽署有關，而由本行發生之成本、費用與開支（包括但不限於法律成本、印花、註冊費或其他規費以及價差費用），以及所有本行合理發生*之成本、費用與開支（包括以完全補償本行為基礎之法律成本）而與本授信書之任何權利之執行或保全相關者，或其他與授信總額相關之尚未清償金額相關者。

** To be included for personal customers.*
**個人客戶亦包含在內。*

6.2 The Borrower shall, without limitation to the generality of the preceding paragraphs, pay all stamp, documentary, registration or other like duties (including any duties payable by the Bank) imposed on or in connection with this Facility Letter, the Master Agreement and the Security Documents and shall fully indemnify the Bank, its officers, employees or agents against any and all liabilities arising by reason of any delay or omission by the Borrower to pay such duties.
不受限於前項條文之表面文義，借款人應支付加諸於或有關於本授信書、金交書與擔保文件之所有印花、文件、註冊費或其他類似之規費（包括任何本應由本行支付之規費），並應完全補償本行及其高級職員、雇員或代理人任何一切因借款人有任何遲延或漏未支付此等規費所產生之責任。

7. Payments
付款

All payments due by the Borrower to the Bank under this Facility Letter shall be made in full and immediately available funds to the Bank on the respective due dates.
借款人依據本授信書對本行之所有到期付款，應於各該到期日全額以立即可使用之資金向本行支付。

8. Security
擔保

As security for all amounts due and owing from the Borrower to the Bank on a pari passu basis from time to time, whether in respect of the Facilities or otherwise, the Bank requires the following documents to be delivered by the Borrower (in such form and substance satisfactory to the Bank).
無論是為授信總額或其他授信，本行要求借款人向本行發出之文件（以形式上與實質上符合本行要求方式為之），隨時依順位相同之原則，作為對於所有到期而由借款人積欠本行之金額之擔保。

(a) the Bank's standard Guarantee duly signed by the Guarantor(s);
由保證人合法簽署之本行制式保證書；

(b) the Bank's standard Cross Guarantee duly signed by the Guarantor(s);
由保證人合法簽署之本行制式交互保證書；

(c) All Moneys Mortgage (third party liability) duly signed by the Security Provider(s) in favour of the Bank;
由擔保人合法簽署，以本行為受益人之全額抵押設定書（第三人責任）；

(d) Fire Insurance Policy in favour of the Bank;
以本行為受益人之火災保險單；

the documents referred to in this Clause 8 are collectively referred to as the "**Security Documents**".
本第 8 條所指之文件，以下合稱為「擔保文件」。

The Bank is entitled to request from the Borrower from time to time additional Security Documents for the Facilities.
本行有權隨時要求借款人就授信總額提出額外之擔保文件。

9. Review and Renewal
審閱與更新

The Facilities are subject to review by the Bank from time to time as the Bank may think fit. The Bank may at its sole discretion renew or extend the tenor of Facilities on the same terms and conditions upon or prior to review or otherwise provided that a renewal or extension fee of such amount as the Bank may conclusively determine will be charged on the renewal or extension date. The Bank will not issue any written notification to the Borrower for such renewal or extension unless there are any changes in the terms and conditions in respect of the Facilities.
授信總額應遵守本行認為適當而隨時所進行之審查結果行之。本行得於審查時或審查前，自行決定是否以同一之條件，更新或展延授信總額之約定內容，或是另行規定本行所得自行決定之，將於更新或展延日收取此等金額之更新或展延費用。除非就關於授信總額之條件有任何變更，否則針對此等更新或展延，本行將不會向借款人簽發任何書面通知。

10. Representations, Warranties and Undertakings
聲明、保證與承諾

The Borrower hereby represents and warrants with the Bank that there is and will be no material adverse change in its financial condition and further undertakes to the Bank that it will immediately inform the Bank thereof if it occurs.
借款人謹向本行聲明並保證，借款人之財務狀況在現在及未來均不會發生實際上負面之改變，並進一步向本行承諾其將於此等情況發生時，立刻通知本行。

The Borrower(s), the Guarantor(s), the Security Provider(s), the Assignor(s) and/or the Promissory Note Issuer(s) hereby make all the representations and warranties as set out in Annexure B hereto to the Bank.
借款人、保證人、擔保人、轉讓人及/或發票人謹向本行作出於附件B中之所有聲明及保證。

Where the purpose of the Facilities is for Insurance Policy Premium Financing, the Borrower(s) and/or the Assignor(s) hereby make all the undertakings as set out in Annexure C hereto to the Bank.
如果是次授信的目的是保費融資，借款人及/或轉讓人謹向本行作出於附件C中之所有承諾。

11. Miscellaneous
其他約定

11.1 The Bank shall be entitled to exercise, at any time and without notice, its rights to set-off and lien in or towards satisfaction of its indebtedness or liabilities (whether present or future, actual or contingent, primary or collateral, several or joint) to the Bank in respect of the Facilities whenever due or by reason of acceleration of payment provided therein.
無論何時且在無須通知之情形下，就有關於到期之授信總額，或因授信總額中規定之付款加速提前，本行應有權主張抵銷與留置權，以滿足其對本行之債務或責任（無論其係現在或未來、實際的還是或有的、主要或附屬、個別或連帶）。

11.2 The Borrower shall not assign or transfer any of its rights or obligations hereunder. The Bank may at any time upon written notice to the Borrower, assign all or any part of its rights or obligations under this Facility Letter to any third party.
借款人不得將其本授信書中之任何權利或債務轉讓或移轉。本行得隨時以書面通知借款人，將其本授信書之權利或債務之全部或任何一部轉讓與任何第三人。

11.3 The Bank may disclose to any person who proposes to enter into contractual relations with the Bank in relation to this Facility Letter such information about the Borrower as the Bank may consider appropriate.
若本行認為適當，本行得對任何擬與本行簽署與本授信書有關之契約之人，揭露此等有關於借款人之資訊。

(a) The parties hereto agree that the Bank shall be entitled to disclose from time to time information relating to the Facilities to the relevant governmental authority or regulatory body.
本授信書之當事人同意，本行應有權隨時向主管政府機關或管理單位揭露與授信總額有關之資訊。

(b) The Borrower hereby agrees, acknowledges and consents to post information (in particular, financial history, record, credit standing and creditworthiness) of the Borrower on the database of a Commercial Credit Reference Agency in Hong Kong for access and collection by and sharing amongst members of The Hong Kong Association of Banks. This Facility Letter being duly signed by the Borrower shall constitute acknowledgement of receipt and agreement of the form of consent as set out in Annexure A hereto.
借款人現同意、確認並允許將借款人之資訊（特別是財務沿革、紀錄、信用評比與信用狀況）登錄於香港的商業信貸資料庫，以供香港銀行公會之會員查閱、收集及分享。借款人簽署本授信書將構成借款簽署收訖及同意附件 A 的同意書。

(c) The Borrower acknowledges and agrees that all personal data relating to the Borrower and other information relating to the Facilities may be used, disclosed and transferred by the Bank for such purposes and to such persons in accordance with its policies or use and disclosure of personal data as set out in statements, circulars, notices, or items and conditions made available by the Bank to customers from time to time.
借款人確認並允許與借款人相關之所有個人資料，以及其他與授信總額相關之資訊，得由本行使用、揭露與傳輸，其目的及對象則需依據本行政策，或依據規定於本行隨時向客戶提供之聲明、公告，或是規定或條件中之使用與揭露。

In the case that the Borrower is a sole proprietor or partnership,
如借款人為獨資經營者或合夥商號，

(d) the Borrower acknowledges that in connection with the consideration of providing the Facilities to the Borrower, the Bank will be or has been provided with and considered a credit report relating to the Borrower provided by a Commercial Credit Reference Agency in Hong Kong. The Borrower is entitled to make a data access request or data correction request under the Personal Data (Privacy) Ordinance (Caps. 486 of the Laws of Hong Kong) ("**Personal Data (Privacy) Ordinance**") by contacting the Commercial Credit Reference Agency. The name and the address of the Commercial Credit Reference Agency are as follows:
Dun & Bradstreet (HK) Ltd.
13 Floor, Millennium City 5, 418 Kwun Tong Road, Hong Kong
就本行考慮提供授信予借款人，借款人確認，本行將會或已經獲提供並參考一份由香港的商業信貸資料庫提供有關借款人的信貸報告。根據《個人資料（私隱）條例》(香港法例第 486 章) ("**個人資料（私隱）條例**")，借款人有權聯絡商業信貸資料庫，提出資料查詢之要求或資料更改之要求。商業信貸資料庫名稱及聯絡地址如下:
美國鄧白氏商業資料香港有限公司
香港九龍觀塘道 418 號創紀之世五期十三樓

(e) from time to time, the Borrower shall (on request of the Bank or otherwise) provide to the Bank personal data as defined in the Personal Data (Privacy) Ordinance and any other information. The Bank and its affiliates are hereby authorised to use that data or information for the purposes referred to in a notice relating to the Personal Data (Privacy) Ordinance given to the Borrower from time to time and to disclose such data or information to the persons referred to in that notice and to the affiliates and service providers of the Bank and its regulators for the purposes referred to in that notice. The Borrower agrees that its data or information may be transferred to, and processed and used in, a place outside Hong Kong by the Bank or any of the affiliates or service providers of the Bank. The Borrower consents to the use of any of the personal data or information by the Bank or any of the affiliates or service providers of the Bank for the purpose of a matching procedure (whether or not with a view to taking any adverse action against the Borrower).

(於本行要求時或其他原因)借款人應隨時向本行提供個人資料（私隱）條例中所定義之個人資料及任何其他資訊。本行及其附屬成員謹此獲授權依有關個人資料（私隱）條例而隨時給予借款人的通知書中所提述之目的使用有關資料或資訊，及向該通知書中所提述之人士及為該通告書中所提述之目的向本行之附屬成員、服務提供者及監管機構披露該資料及資訊。借款人同意其資料及資訊可能會被本行或任何其附屬成員或本行之服務提供者轉送至、處理及應用於香港以外地區。借款人同意本行或任何其附屬成員或本行之服務提供者使用任何該個人資料或資訊作核對程序之目的(無論是否為了採取不利於借款人之行動)。

11.4 If there are more than one Borrower, each Borrower shall be jointly and severally liable for the Facilities and the obligations and liabilities of the Borrowers under this Facility Letter and the Security Documents.
若借款人超過一人，每一借款人應對於授信總額以及其他借款人依據本授信書與擔保文件所生之義務與責任，負擔連帶與個別之責任。

11.5 Each of the provisions of this Facility Letter is severable and distinct from the other and, if one or more of such provisions is or becomes illegal, prohibited, invalid or unenforceable in any jurisdiction, such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.
本授信書之每一條款均與其他條款可分且有別，若有此等條款中之一條或多條在任何法域有不合法、被禁止、無效或無法執行之情形，此等被禁止或無法執行之部分不應影響本授信書中其他條款之效力，亦不影響此等條款在任何其他法域中之有效性與可執行性。

11.6 In the event of any inconsistency between this Facility Letter and the Master Agreement, the provisions of this Facility Letter shall prevail.
若本授信書及金交書有任何不一致之處，本授信書之條款應優先適用。

11.7 The Bank may by notice to the Borrower vary, amend or supplement any terms of this Facility Letter and such variation, amendment or supplement shall take effect from the date when the notice is deemed to be received by the Borrower under Clause 26.4 of the Master Terms or the date specified in the notice, whichever is later.
本行得以對借款人之通知，修改、修正或增補授信書中之任何條件，而此等修改、修正或增補，應自通知依據總條款第 26.4 條規定被視為由借款人收受之日，或通知內所規定之日，兩者中較遲之日生效。

11.8 This Facility Letter is governed by and shall be construed in accordance with the laws of Hong Kong. The Borrower and the Bank hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong Courts but this Facility Letter may be enforced in the Courts of any competent jurisdiction.
本授信書應依據香港法律適用與解釋。借款人與本行謹此不可撤回地同意香港法院具有非專屬管轄權，但本授信書得於任一適當法域之法院執行。

11.9 The service of any process connected with proceedings in the Hong Kong courts and relating to this Facility Letter and the Master Agreement will be deemed to have been validly served on the Borrower if it is received by the process agent whose name and present address are set out below and service will be deemed to have been acknowledged by that party if it is acknowledged by that process agent.
與香港法院有關且與本授信書及金交書相關之任何送達，若由名稱與目前地址於下列記載之送達代收人收受，則將被視為已有效向借款人送達，且若經該送達代收人承認，則該項送達將被視為已為該當事人所承認。

Please tick the below box if the process agent is not applicable:-
如送達代收人為不適用，請剔選以下方格:-

☐ Not applicable
不適用

Information of the process agent
送達代收人資訊

Name 名稱	:	______________________
Address 地址	:	______________________
Telephone No. 電話號碼	:	______________________
Fax No. 傳真號碼	:	______________________
Email Address 電子郵件帳號	:	______________________
Attention 收件人	:	______________________

11.10 The Borrower undertakes that money advanced and borrowed from the Bank under this Facility Letter shall be used and the flow of such money (including if remitted to the People's Republic of China) be in full compliance with all legal and regulatory requirements under the laws of the People's Republic of China (if applicable).
借款人承諾於本授信書本行所預付及貸出的款額的使用及該款額之流向（包括該款額匯入至中華人民共和國）將完全符合中華人民共和國法律範圍內的所有法律及合規之要求（如適用）。

11.11 No person other than the Bank and the Borrower shall have any right under the Contracts (Rights of Third Parties) Ordinance (Cap. 623 of the Laws of Hong Kong) to enforce or enjoy the benefit of any of the provisions herein.
除銀行及借款人外，並無其他人士有權按〈合約(第三者權利) 條例〉（香港法例第６２３章）強制執行本授信書的任何條文，或享有本授信書的任何條文下的利益。

12 Payment Arrangements for Property Transaction ("PAPT")
In the event that the Facility provided to the Borrower(s) falls within the scope of PAPT (as defined in schedule 1, 2 or 3 herein) and the Borrower(s) agree to adopt the PAPT and the Facility (or part thereof) will be applied towards refinancing an existing mortgage loan granted by
物業交易的付款安排("PAPT")
如果提供給借款人的融資屬於 PAPT 的範圍（如本文附表 1、2 或 3 所定義），並且借款人同意採用 PAPT 和融資（或部分）將用於為現有的抵押貸款再融資

(1) another bank or financial institution (whether or not the Borrower(s) is a borrower under such existing mortgage loan), schedule 1 herein shall be applicable; or
其他銀行或金融機構（無論借款人是否是該現有抵押貸款的借款人），附表 1 應適用；或者

(2) the Bank to a different borrower, schedule 2 herein shall be applicable; or
銀行對不同的借款人，附表 2 應適用；或者

(3) the Bank to the same Borrower but the existing mortgage deed needs to be discharged and a new mortgage deed needs to be executed or the Facility is provided by the Bank to a Borrower which is secured by a mortgage-free property, schedule 3 herein shall be applicable.
銀行向同一借款人提供貸款，但需要解除現有的抵押契約並需要執行新的抵押契約或銀行向借款人提供融資，該借款人由無抵押財產擔保，附表 3 應適用。

13. <u>Definitions</u>
<u>定義</u>

"**business day**" means a day when banks are generally open for business in Hong Kong but excluding Saturdays and any day on which typhoon signal No. 8 or above is hoisted or remains hoisted between 9:00 a.m. and 12:00 noon and is not lowered at or before 12:00 noon or on which a "black" rainstorm warning signal is hoisted or remains in effect between 9:00 a.m. and 12:00 noon and is not discontinued at or before 12:00 noon;
「營業日」係指在香港之銀行正常開門營業之日，但不包括星期六，亦不包括任何懸掛 8 號或以上之風球之日，或在早上 9:00 到中午 12:00 之間仍持續懸掛，且在中午 12:00 之前或之時並未降低之日，或是懸掛黑色暴雨警報，或在早上 9:00 到中午 12:00 之間仍持續生效，且在中午 12:00 之前或之時並未解除之日；

"Assignor(s)" means (if applicable);
「轉讓人」係指（如適用）；

"Cost of Fund" means the Bank Offered Rate;
「**Cost of Fund**」 係指本行資金成本;

"EURIBOR" means European Interbank Offered Rate;
「**EURIBOR**」係指歐元銀行同業拆借利率；

"**FTP**" means the Fund transfer Pricing;
「**FTP**」係指本行資金轉撥計價；

"**Guarantor(s)**" means MIAO DUNCAN, MIAO TAI WAI DAVID and DUMAINE INTERNATIONAL LIMITED;
「保證人」係指 MIAO DUNCAN、MIAO TAI WAI DAVID 及 DUMAINE INTERNATIONAL LIMITED；

"HIBOR" means Hong Kong Interbank Offered Rate;
「**HIBOR**」係指香港銀行同業拆息

"**Hong Kong**" means the Hong Kong Special Administrative Region of the People's Republic of China;
「香港」係指中華人民共和國香港特別行政區；

"LIBOR" means London Interbank Offered Rate;
「**LIBOR**」 係指 倫敦銀行同業拆息;

"**Loan**" means all the outstanding principal amount(s) owing to the Bank hereunder from time to time;
「貸款」係指隨時依據本授信書之所有積欠本行而尚未清償之資金額度；

"Security Provider(s)" means FASHION FOCUS MANUFACTURING LIMITED;
「擔保人」係指 FASHION FOCUS MANUFACTURING LIMITED;

"SOFR" means Secured Overnight Financing Rate;
「**SOFR**」係指有擔保的隔夜融資利率；

"SONIA" means Sterling Overnight Index Average;
「**SONIA**」係指英鎊隔夜平均指數；

"SORA" means Singapore Overnight Rate Average;
「**SORA**」係指新加坡隔夜平均利率；

"TAIFX" means Taipei Forex USD Deposit Fixing Rate; and
「**TAIFX**」係指臺北外匯市場美金拆款利率； 及

"TIBOR" means Tokyo Interbank Offered Rate.
「**TIBOR**」係指東京銀行同業拆息。

This Facility Letter together with the Master Agreement shall form an entire agreement in relation to the Facilities.
本授信書連同金交書應構成有關授信總額之完整約定。

ANNEXURE A
附件 A

Commercial Credit Reference Agency consent
商業信貸資料庫之同意書

1 I/We hereby acknowledge and agree that, subject to paragraph (2) below, any information with respect to me/us which is provided by me/us at the Bank's request or collected in the course of dealings between me/us and the Bank may be disclosed to, or used and retained by any commercial credit reference agency or similar service provider for the purpose of verifying such information or enabling them to provide such information to other institutions :
本人/吾等謹此確認並同意，在符合以下第(2)條規定的前提下，本人/吾等應貴行的要求所提供有關本人/吾等的任何資料，或於本人/吾等與貴行進行交易過程中被收集的有關本人/吾等的任何資料，均可披露予任何商業信貸資料服務機構或類似服務提供者，或由之使用及保存，以達到核證該等資料的目的，或以達到任何上述機構向其他機構提供該等資料：

(a) in order that they may carry out credit and other status checks in respect of me/us in my/our capacity as applicant for, or guarantor of, credit facilities; and
以便其他機構可以對本人/吾等作為信貸額度的申請人或擔保人，進行信貸及其他狀況調查；及

(b) for the purposes of reasonable monitoring of any indebtedness while there is a current default by me/us as borrower or guarantor.
以達到在本人/吾等作為借款人或擔保人而出現失責之時，對任何債務作出合理監控的目的。

2 I/We may by giving the Bank 90 days' notice in writing (which will take effect from the date of receipt by the Bank) revoke the consent contained in paragraph (1).
本人/吾等可向貸款人提前 90 天，以書面形式發出撤銷第(1)條所載同意的通知書（"撤銷通知書"），有關通知期將由貸款人收訖撤銷通知書之日起計算。

3 If I/we give notice to revoke the consent given pursuant to paragraph (1) in accordance with paragraph (2):
假如本人/吾等根據第(2)條的規定，發出撤銷通知書以撤銷在第(1)條項下所作出同意：-

(a) subject to paragraphs (3)(f) and (g) below, the Bank may continue to disclose information pursuant to paragraph (1) until the notice of revocation given pursuant to paragraph (2) expires;
貴行可以繼續依據第(1)條的規定披露資料，直至在第(2)條項下的通知期屆滿為止，唯須符合下文第(3)(f)及(g)條的規定；

(b) the Bank may notify all persons to whom the Bank is permitted to disclose information pursuant to paragraph (1) of the fact that a notice of revocation has been given pursuant to paragraph (2);
貴行可以通知其依據第(1)條獲准向之披露資料的全體人士，本人/吾等已依據第(2)條發出撤銷通知書的事實；

(c) the Bank may regard the notice of revocation served on the Bank as also applying to the consent I/we have previously given in respect of all other credit facilities granted to me/us;
貴行可以將送達貴行的撤銷通知書，當作同樣適用於本人/吾等之前就本人/吾等獲授予所有其他信貸額度所作出的同意處理；

(d) the Bank may terminate any facilities extended to me/us with effect from the date to be advised by the Bank;
貴行可以由貴行通知的生效日期起，終止授予本人/吾等的任何信貸額度；

(e) the commercial credit reference agency or similar service provider may continue to retain information provided to it by the Bank in its internal archive for its internal use but not for provision of such information to other institutions when they seek credit reports;
商業信貸資料服務機構或類似服務提供者可以繼續將由貴行所提供的資料存檔及作內部用途，但該等資料不得披露予尋求信貸報告的其他機構；

(f) the Bank may continue to provide information relating to hire purchase and leasing transactions and loans to wholesalers and retailers to finance the acquisition of stock in trade to the commercial credit reference agency or similar service provider notwithstanding revocation of the consent referred to in paragraph (2) above; and
儘管本人/吾等已按照上文第(2)條的規定撤銷同意，貴行仍可以繼續向商業信貸資料服務機構或類似服務提供者，提供有關租購及出租交易及授予批發商及零售商作為購入存貨之用的融資貸款的資料；及

(g) the credit reference agency or similar service provider may continue to provide information relating to hire purchase and leasing transactions and loans to wholesalers and retailers to finance the acquisition of stock in trade and information which is a matter of public record notwithstanding the revocation of the consent referred to in paragraph (2) above.
儘管本人/吾等已按照上文第(2)條的規定撤銷同意，信貸資料服務機構或類似服務提供者仍可以繼續提供有關租購及出租交易及授予批發商及零售商作為購入存貨之用的融資貸款的資料及屬於公眾記錄的資料。

4 Subject to paragraphs (2) and (3), this consent shall remain in effect:
在符合第(2)及(3)條的規定的前提下：

(a) as long as I/we maintain an account relationship with the Bank and for a period of five years thereafter; or
本同意書在本人/吾等與貴行維持客戶關係期間維持有效，並在結束所有關係後五年內仍然有效；或

(b) if later, for the period of five years after the date of settlement following a payment default of more than sixty days.
倘若出現逾期供款超過六十日，本同意書則在結清拖欠超過六十日的欠款的日期之後五年內仍然有效，以較遲者為準。

5 The terms of this form of consent supersedes any previous consent previously signed by me/us. The acknowledgement and agreement contained in this form of consent (which is effective upon this Facility Letter being signed by the Borrower) are in addition to and do not affect any agreement or consent contained in the Bank's account documentation and/or standard terms and conditions.
本同意書取代本人/吾等之前所簽署的任何同意書。本同意書所載的確認及協議(於借款人簽署本授信書時生效)乃附加於貴行的賬戶文件及/或標準條款及條件，並對該等文件所載的協議或同意不構成任何影響。

ANNEXURE B
附件 B

Letter of Representation and Warranty
聲明及保證書

In order to engage your Bank to provide or continue to provide the relevant banking services to us, we do hereby represent and warrant that we, in the course of our business, shall not directly or indirectly:
為確保 貴行能向我司提供或繼續提供相關的銀行服務，我司特此聲明並保證在日常業務過程中不會直接或間接作下列事項:

(a) contravene any Applicable Laws, including Anti-Money Laundering Laws and Sanctions Programs as defined in the Appendix;
違反如附錄所定義的任何適用法律，包括反洗錢法及制裁方案;

(b) without limiting the generality of (a) above, contravene the international sanctions imposed by the United Nations (the "UN") and the European Union (the "EU"), the highly restrictive country sanctions and its sanction programs imposed by HM Treasury of the United Kingdom (the "UK") and /or the highly restrictive country sanctions and its sanction programs imposed by Office of Foreign Asset Control which is administered by the Treasury Department of the United States (the "OFAC") or required under Applicable Laws;
除上述（a）段的一般性原則規範外，違反由聯合國組織（"聯合國"）及歐洲聯盟（"歐盟"）所制定的國際性制裁，由英國 HM 財政部所制定的高度限制性的國家制裁及其制裁方案和/或由美國財政部外國資產控制辦公室（"OFAC"）所制定的高度限制性的國家制裁及其制裁方案或適用法律之要求;

(c) deal with and/or engage on behalf of terrorists or terrorist organisations, those persons or entities that are included on the lists adopted by the UN or the EU, or the List of Specially Designated Nationals ("SDN"), Sectoral Sanctions Identifications List ("SSI"), and Blocked Persons and Entities maintained by OFAC, as such list may be amended from time to time; and
與恐怖分子或恐怖主義組織、 列於聯合國或歐盟名單內的人員或實體、 OFAC 所訂的 List of Specially Designated Nationals ("SDN") 、 Sectoral Sanctions Identifications List ("SSI") 及 Blocked Persons and Entities 或前述該等名單不時修改之人員或實體往來或代表其往來;及

(d) use the funds in any Account or any financing provided by us, or lend, contribute or otherwise make available such funds to any subsidiary, joint venture partner or other Person (1) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is or whose government is, the subject of Sanctions; or (2) in any other manner that would result in a violation of Sanctions by any Person.
使用任何賬戶內的資金或貴行提供的任何融資或將該等資金貸出、出資或以其他方式向任何子公司、聯營企業合夥人或其他該人士提供該等資金（1）為任何該人士的任何活動或業務或與該人士進行的任何活動或業務提供資金，或為在任何國家或地區內的任何活動或業務提供資金，而於提供該等資金時該人士、國家或地區或其政府是制裁對象;或（2）以任何其他方式導致任何該人士違反制裁。

Should there be any change(s) to the above, we shall immediately (1) notify your Bank with full and frank disclosure on the change(s) thereto with all supporting documents and information; and (2) cooperate with your Bank's for your Bank's enquiry and/or investigation.
如上述代表和保證有任何變更，我司須立即(1)向 貴行如實相告並提供所有文件和資料;及（2）配合 貴行之調查和/或查詢。

Notwithstanding the preceding, we acknowledge and agree that in the event of any breach of the above representations and warranties, your Bank is entitled to suspend and/or terminate forthwith all transactions, business relations and/or provision of banking service to us without any notice. We shall indemnify your Bank for any loss, damages, costs, fees and expense incidental to and occasioned by any breach herein and/or in the course of provision of banking services to us.
即使我司已盡前文之責，我司知悉並同意如我司違反了任何上述聲明及保証， 貴行有權立即暫停和/或終止與我司之所有交易、業務關係和/或提供銀行服務而不作另行通知。對於 貴行因我司違反本文項下之條文和/或在向我司提供銀行服務的過程中引起的任何損失、損害、費用、收費及開銷，我司會全責彌償。

ANNEXURE C
附件 C

Undertaking for Insurance Policy Premium Financing
與保費融資有關的承諾

1. The Borrower and/or the Assignor undertake(s) that it/they shall maintain at all times and in full force and effect the Insurance Policy with an insurer acceptable to the Bank.
借款人及/或轉讓人向本行承諾其將應始終與本行接受的保險公司維持完全有效的保單。

2. The Borrower and/or the Assignor undertakes that it/they shall or ensure that the Insurance Policy shall:
借款人及/或轉讓人向本行承諾其將應或確保保單應：

(a) be taken out in the joint names of the Borrower and the Bank or be noted, by endorsement on the insurances (in such form satisfactory to the Bank), with the interest of the Bank;
以借款人和本行的聯名名義投保，或在保單上（以本行滿意的形式）以批註紀錄本行的利益；

(b) name the Bank as mortgagee, loss payee and/or beneficiary;
將本行指定為抵押權人、損失賠償受益人及/或受益人；

(c) acknowledge that the Borrower is the sole party liable to pay the premiums or any other moneys payable in respect thereof;
確認借款人是唯一有責任支付保費或任何其他就此應付款項的一方；

(d) provide for the insurers or underwriters to give to the Bank an opportunity of paying any calls or premiums which may be in default;
規定保險公司或核保師給予本行支付任何催繳費用或未付保費的機會；

(e) provide that the Insurance Policy may not be cancelled, surrendered, terminated, altered or amended without the prior written consent of the Bank;
規定未經本行事前書面同意，不得取消、退保、終止、更改或修改保單；

(f) provide that the Borrower may not receive any benefits (including surrender value, death benefit etc.) payable by the insurer under the Insurance Policy without prior written consent of the Bank;
規定未經本行事前書面同意，借款人不得收取保險公司根據保單應支付的任何利益(包括退保價值、身故賠償等)；

(g) acknowledge that all proceeds shall, irrespective of any other provisions contained in the Insurance Policy, be paid to the Bank without deduction, set-off or counterclaim in respect of any outstanding premiums or calls on it;
不論在保單中包含的任何其他規定，確認所有收益均應支付給本行，不得就任何未付保費或催繳保費進行扣除、抵銷或反申索；

(h) acknowledge that proceeds under the Insurance Policy may be required to be converted into the currency of the Facilities, under the prevailing exchange rate, before using the same to repay the Facilities;
確認保單下的收益或需按當時匯率，轉換為授信的貨幣，方可用以償付授信；

(i) acknowledge that the Bank may apply all or part of the benefits and receivables under the Insurance Policy towards satisfaction of the Borrower's indebtedness or liabilities (whether present or future, actual or contingent, primary or collateral, several or joint) to the Bank in respect of the Facilities;
確認本行可將保單的全部或部分收益及應收款項用以償還借款人就授信對本行的負債或債務(不論是現在還是將來，實際還是或有，主要還是附帶，分別或共同)；

(j) acknowledge that the Borrower is subject to the credit risk of the insurer and in the event that the insurer defaults on its obligations or there is an adverse changes in its credit rating, the Bank may, at

its sole discretion, request for additional collateral from the Borrower, adjust the Borrower's credit limit or restructure or terminate the Facilities;
確認借款人受限於保險公司的信用風險並且假如保險公司違約或其信用評級有任何不利變化，本行可全權酌情要求借款人提供額外抵押品，調整借款人的信用限額或重組或終止授信；

(k) acknowledge that if the right to cancel the Insurance Policy within the cooling-off period of the Insurance Policy is assigned to the Bank, any cancellation request shall be subject to the written consent of the Bank; and
確認假如於保單冷靜期間取消保單的權利轉讓予本行，任何取消請求均需經本行書面同意；及

(l) be in all other respects in form and substance reasonably acceptable to the Bank.
在所有其他方面，均為本行可合理接受的形式及內容。

3. The Borrower and/or the Assignor shall ensure that the Insurance Policy contains non-cancellation, mortgagee interest and loss payable clauses and a notice of assignment signed in accordance with the relevant policy rules and such other terms and conditions as the Bank may require, each such provision to be in a form acceptable to the Bank.
借款人及/或轉讓人應確保保單包含不可取消、抵押權人利息和損失賠付條款以及根據相關保單規則和本行可能要求的其他條款與細則簽署的轉讓通知，每一項均須採用本行可接受的形式。

4. The Borrower and/or the Assignor shall give the Bank rights to access information of the Insurance Policy and shall from time to time instruct the insurer to release information relating to the Insurance Policy (eg. surrender value, cash value and any loans or advances on the Insurance Policy) to the Bank.
借款人及/或轉讓人應賦予本行存取保單資訊的權利，並應不時指示保險公司發放與保單有關的資訊（例如保單的退保價值、現金價值和任何貸款或預付款）予本行。

Appendix
附錄

Unless we specify or the context requires otherwise, the following terms in this Letter of Representation and Warranty have the meanings set out below.
除非我們另有説明或文中另有要求，否則本聲明及保證書的術語具以下含義。

"Anti-Money Laundering Laws and Sanctions Programs" "反洗錢法及制裁方案"	collectively, (a) customer identification requirements, due diligence and record keeping requirements as laid down, or equivalent to those laid down, in the Anti-Money Laundering and Counter-Terrorist Financing (Financial Institutions) Ordinance (Cap. 615 of the Laws of Hong Kong) as amended from time to time, and any other applicable anti-money laundering laws, regulations, codes and guidelines; and (b) any applicable international or domestic sanctions programs, including without limitation, the United Nations Security Council (UNSC) sanctions regimes, requirements under the United Nations (Anti-Terrorism Measures) Ordinance (Cap. 575 of the Laws of Hong Kong) and the OFAC sanctions programs. 包括（a）《打擊洗錢及恐怖分子資金籌集（金融機構）條例》（香港法例第 615 章）或其任何法令修改(或與此相當所規定)的客戶識別要求，盡職調查和記錄保存要求，以及任何其他適用的反洗錢法律，法規，守則和準則;（b）任何適用的國際或本地制裁方案，包括但不限於聯合國安理會（UNSC）的制裁制度，《聯合國（反恐怖主義措施）條例》（香港法例第 575 章）的規定，和 OFAC 制裁方案。
"Applicable Law" "適用法律"	all applicable statutory authority (including any code, order, regulation, instrument or subordinate legislation) and other laws whether in Hong Kong or elsewhere and all applicable statements of principles, policy, class orders, rules, guidelines, regulations or requirements of or issued by any relevant regulatory or supervisory authority or professional body, including without limitation the Joint Financial Intelligence Unit and any tax authority, whether in Hong Kong or elsewhere. 所有適用的法定權限（包括任何守則，命令，規例，文書或附屬法例）及其他法律(不論在香港或其他地方)，以及所有適用的原則，政策，命令，規則，指引，規例或由任何相關的監管機構或專業機構的要求，包括但不限於聯合財富情報組和任何稅務機(不論在香港或其他地方)。
"Account" "賬戶"	means any cash account(s) or account(s) for conducting investment transactions maintained by us with your Bank. 指我司與貴行維持的任何現金賬戶或為進行投資交易而維持的任何賬戶。
"Person" "人士"	includes an individual, sole proprietorship, partnership, firm, company, corporation or unincorporated body of persons. 包括個人，獨資經營，合夥，商號，公司，法團或非法團團體。
"Sanctions" "制裁"	means any sanctions administered or enforced by the US Department of the Treasury's Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty's Treasury of the United Kingdom, the Hong Kong Monetary Authority or any other relevant sanctions authorities. 是指由美國財政部外國資產管制處，美國國務院，聯合國安全理事會，歐盟，英國財政部，香港金融管理局或任何其他有關制裁機關實施或執行的任何制裁的對象。

SCHEDULE 1
PAPT PROVISIONS FOR REFINANCING SCENARIO A

This Schedule 1 applies if (a) the Facility is in scope for PAPT and the Borrower agrees to adopt PAPT and (b) the Facility (or part thereof) will be applied towards refinancing an existing mortgage loan granted by another bank or authorized institution (whether or not the Borrower is a borrower under such existing mortgage loan) ,

1. **DEFINITIONS**

1.1 **Definitions in this Schedule 1**

"**Drawdown Day**" has the meaning given to that term in paragraph 3.2.

"**Key Information**" means the information set out in the table headed "Key Information" in the RMIC.

"**OMI Borrower**" means the borrower under the existing mortgage loan granted by the Original Mortgage Institution, which is secured by a mortgage over the Property (which mortgage is to be discharged in full on the Drawdown Day), **provided that** if the OMI Borrower and the Borrower are the same person or entity, references to "OMI Borrower" in this Schedule 1 shall be construed as "Borrower" accordingly.

"**Original Mortgage Institution**" has the meaning given to that term in paragraph 2(b).

"**PAPT**" means the Payment Arrangements for Property Transaction, as described in further detail in the PAPT Document.

"**PAPT Document**" means the document entitled "Payment Arrangements for Property Transactions (the "PAPT") " dated 20 July 2022 issued by the Hong Kong Association of Banks (as amended and/or supplemented from time to time).

"**Redemption Amount**" has the meaning given to that term in paragraph 2(a).

"**Remittance Amount**" has the meaning given to that term in paragraph 3.3(b).

"**RMIC**" means a Refinancing Mortgage Institution Confirmation.

1.2 **Construction**

Any reference to the singular form of "Borrower" or "OMI Borrower" shall include its plural form and vice versa.

2. **APPLICATION OF PAPT**

Where the Borrower agrees to adopt PAPT:

(a) the Borrower agrees that any amount which is required to be paid to fully discharge the existing mortgage over the Property (the "**Redemption Amount**") shall be paid in the manner described in paragraph 3 below (except where the consent of the Borrower as described in paragraph 2(b) below is withdrawn in accordance with paragraph 2(b) below, in which case PAPT shall cease to apply); and

(b) the Borrower hereby expressly consents that the Bank and the Bank's solicitors may disclose the refinancing arrangement set out in this Facility Letter, including the amount of the Loan (or such part thereof) that will be applied towards the discharge of the existing mortgage over the Property, to the mortgage institution in whose favour the existing mortgage has been granted (the "**Original Mortgage Institution**") and the Original Mortgage Institution's solicitors, to the extent strictly necessary solely for the purpose of effecting the PAPT. The Borrower may, by a notice in writing to the Bank, withdraw such consent any time up to 5 Business Days before the Drawdown Day. If the Borrower withdraws such consent, the Bank has a right to revoke the

Loan offer and unilaterally terminate this Facility Letter with immediate effect at no cost to the Bank.

3. **LOAN REMITTANCE**

3.1 Notwithstanding anything to the contrary in this Facility Letter, this paragraph 3 applies only if PAPT applies to the refinancing arrangement contemplated by this Facility Letter.

3.2 Subject to the conditions set out in this Facility Letter, the Bank shall disburse the Loan to the Borrower (the day on which the Loan is disbursed by the Bank pursuant to this Facility Letter, the "**Drawdown Day**").

3.3 Subject always to paragraphs 3.4 to 3.8 below, and subject to (1) the Borrower giving drawdown directions to the Bank (through the Bank's solicitors) in respect of the Loan which are acceptable by the Bank and (2) the satisfaction of all the conditions precedent (if any) to drawdown under this Facility Letter, the Bank shall:

(a) issue a RMIC and send the same to the Bank's solicitors before 12 noon (or such other time as agreed between the Bank and the Bank's solicitors) on the Drawdown Day; and

(b) arrange for the proceeds of the Loan to be disbursed and applied in accordance with the drawdown directions. In particular, the Bank shall:

(i) arrange for the transfer of the remittance amount as set out in the RMIC (the "**Remittance Amount**") via Clearing House Automated Transfer System ("**CHATS**") to the Original Mortgage Institution on the Drawdown Day; and

(ii) (if applicable) credit the cash out amount of the Loan (the amount by which the Loan exceeds the sum of the Remittance Amount and any mortgage insurance premium (if applicable)) to the Borrower's designated account with the Bank in Hong Kong on the Drawdown Day.

The Bank is entitled to act on and rely on the drawdown directions given by the Borrower to the Bank (through the Bank's solicitors), unless such directions are revoked in writing by the Borrower with reasonably sufficient advance notice to the Bank.

3.4 The Bank shall not be obliged to comply with its obligations under paragraph 3.3 above if the Bank has received written notice from the Borrower that the Borrower wishes (in its sole discretion) to revoke its drawdown directions.

3.5 After the relevant RMIC has been issued pursuant to paragraph 3.3(a) above but before the delivery of the same to the Original Mortgage Institution's solicitors by the Bank's solicitors:

(a) if any of the information in the issued RMIC is incorrect and:

(i) if the incorrect information in the RMIC is due to a mistake made by the Bank, the Bank shall correct the information in the RMIC or reissue a new RMIC before drawdown; or

(ii) if the incorrect information in the RMIC is due to a mistake made by any party (other than the Bank), the Bank shall use its reasonable endeavours to correct the information in the RMIC or reissue a new RMIC before drawdown,

and, in either case, if the Bank has already effected the payment via CHATS (based on the incorrect information in the RMIC) and/or the credit of the cash out amount of the Loan as described in paragraph 3.3(b)(ii) above, the Bank is entitled to seek a refund from the recipient bank and/or (the Borrower hereby irrevocably authorises the Bank to) reverse such payment or credit; or

(b) if (i) the Borrower informs the Bank in writing that the Borrower would not proceed with the refinancing transaction or that the Drawdown Day has been deferred and (ii) the Bank has already effected payment via CHATS and/or the credit of the cash out amount of the Loan as described in paragraph 3.3(b)(ii) above, the Bank is entitled to seek a refund from the recipient bank and/or (the Borrower hereby irrevocably authorises the Bank to) reverse such payment or credit.

3.6 Once the RMIC is delivered to Original Mortgage Institution's solicitors by the Bank's solicitors, it is irrevocable and the Bank shall effect payment in accordance with paragraph 3.3(b) above, except in the circumstances where:

(a) any of the Key Information on the RMIC is incorrect, to the extent that any such error prevents the Bank from effecting payment of the correct amount to the correct designated account; or

(b) the Borrower informs the Bank in writing that the Borrower would not proceed with the refinancing transaction or that the Drawdown Day has been deferred,

in which case the Bank is not obliged to effect the payment via CHATS and/or credit the cash out amount of the Loan as described in paragraph 3.3(b)(ii) above, and if the Bank has already effected the payment via CHATS and/or the credit of the cash out amount of the Loan, it is entitled to seek a refund from the recipient bank and/or (the Borrower hereby irrevocably authorises the Bank to) reverse such payment or credit.

3.7 It is a condition precedent to any drawdown under the Facility that:

(a) the Borrower shall provide all necessary information to the Bank for the purposes of preparing the RMIC (including (i) the address of the Property, (ii) the name of the OMI Borrower, (iii) the name of the Original Mortgage Institution and (iv) the amount of such part of the Redemption Amount which will be remitted to the Original Mortgage Institution under the RMIC); and

(b) (where the Redemption Amount is paid partly with the Loan and partly with the own funds of the OMI Borrower) the OMI Borrower shall pay such part of Redemption Amount which is to be settled by his own funds by:

(i) cashier's order, which shall be procured by the OMI Borrower or any third party paying on behalf of the OMI Borrower and shall be made available to the Original Mortgage Institution's solicitors by no later than 1 Business Day before Drawdown Day; or

(ii) the Original Mortgage Institution debiting funds from the repayment account of the OMI Borrower on the Drawdown Day, in which case the Borrower shall procure that the OMI Borrower will:

(A) ensure that such repayment account has sufficient funds to settle such part of the Redemption Amount to be paid with the own funds of the OMI Borrower on Drawdown Day and provide a confirmation to this effect to the Original Mortgage Institution's solicitors by no later than 1 Business Day before Drawdown Day; and

(B) (if required by the Original Mortgage Institution) by no later than 1 Business Day before Drawdown Day, provide irrevocable debit or payment instructions (in form and substance satisfactory to the Original Mortgage Institution) for the purposes of effecting such debit of funds from such repayment account on the Drawdown Day,

and for the avoidance of doubt:

(1) (where the Borrower is different from the OMI Borrower) the Borrower shall procure the OMI Borrower to pay such part of the Redemption Amount with the OMI Borrower's own funds by means described in paragraph (b) above; or

(2) (where the Borrower is the OMI Borrower) the Borrower shall pay such part of the Redemption Amount with the Borrower's own funds by means described in paragraph (b) above as if all references to the "OMI Borrower" in such paragraph were references to "the Borrower".

3.8 The Borrower agrees and acknowledges that where exceptional circumstances or last minute issues arise which make it not feasible for the Bank to carry out the arrangements in paragraph 3.3 above or result in the OMI Borrower not being able to arrange for cashier's order(s) or maintain sufficient funds in the repayment account as described in paragraph 3.7(b) above, the Borrower authorises its solicitors (if applicable) and the Bank to liaise with the Original Mortgage Institution, the Original Mortgage Institution's solicitors, the OMI Borrower and/or any other related parties to agree on other means of payment so as to proceed to drawdown on the Drawdown Day.

4. FUTURE PAPT TRANSACTIONS

The Borrower agrees that where (1) it engages in a future refinancing transaction over the Property where the Loan is to be settled and (2) the PAPT applies to such transaction, the Borrower shall procure that:

(i) any remittance amount payable to the Bank by the incoming mortgage institution shall be paid to the Bank by way of (A) CHATS / direct transfer or (B) any other means acceptable to the Bank; and

(ii) any part of the redemption amount of the Loan not covered by the loan provided by the incoming mortgage institution shall be paid by way of (A) a cashier's order procured by or on behalf of the Borrower; (B) the Bank debiting the amount from the Borrower's repayment account with the Bank or (C) any other means acceptable to the Bank.

SCHEDULE 2
PAPT PROVISIONS FOR REFINANCING SCENARIO B

This Schedule 2 applies if (a) the Facility is in scope for PAPT and the Borrower agrees to adopt PAPT and (b) the Facility (or part thereof) will be applied towards refinancing an existing mortgage loan granted by the Bank to a different borrower

1. **DEFINITIONS**

1.1 **Definitions in this Schedule 2**

"Direct Transfer Amount" has the meaning given to that term in paragraph 3.6(a).

"Drawdown Day" has the meaning given to that term in paragraph 3.2.

"OMI Borrower" means the borrower under the existing mortgage loan granted by the Bank, which is secured by a mortgage over the Property (which mortgage is to be discharged in full on the Drawdown Day).

"PAPT" means the Payment Arrangements for Property Transaction, as described in further detail in the PAPT Document.

"PAPT Document" means the document entitled "Payment Arrangements for Property Transactions (the "PAPT") " dated 20 July 2022 issued by the Hong Kong Association of Banks (as amended and/or supplemented from time to time).

"Redemption Amount" has the meaning given to that term in paragraph 2.

1.2 **Construction**

Any reference to the singular form of "Borrower" or "OMI Borrower" shall include its plural form and vice versa.

2. **APPLICATION OF PAPT**

Where the Borrower agrees to adopt PAPT, the Borrower agrees that any amount which is required to be paid to fully discharge the existing mortgage over the Property (the "**Redemption Amount**") shall be paid in the manner described in paragraph 3 below.

3. **LOAN REMITTANCE**

3.1 Notwithstanding anything to the contrary in this Facility Letter, this paragraph 3 applies only if PAPT applies to the refinancing arrangement contemplated by this Facility Letter.

3.2 Subject to the conditions set out in this Facility Letter, the Bank shall disburse the Loan to the Borrower (the day on which the Loan is disbursed by the Bank pursuant to this Facility Letter, the "**Drawdown Day**").

3.3 Subject always to paragraphs 3.4 to 3.7 below, and subject to (1) the Borrower giving drawdown directions to the Bank (through the Bank's solicitors) in respect of the Loan which are acceptable by the Bank and (2) the satisfaction of all the conditions precedent (if any) to drawdown under this Facility Letter, the Bank shall arrange for the proceeds of the Loan to be disbursed and applied in accordance with the drawdown directions. In particular, the Bank shall:

(a) arrange for the transfer of the Direct Transfer Amount via direct transfer to the loan account of the OMI Borrower for the purposes of settling the Redemption Amount (or part thereof) on the Drawdown Day; and

(b) (if applicable) credit the cash out amount of the Loan (the amount by which the Loan exceeds the sum of the Redemption Amount and any mortgage insurance premium (if applicable)) to the Borrower's designated account with the Bank in Hong Kong on the Drawdown Day.

The Bank is entitled to act on and rely on the drawdown directions given by the Borrower to the Bank (through the Bank's solicitors), unless such directions are revoked in writing by the Borrower with reasonably sufficient advance notice to the Bank.

3.4 The Bank shall not be obliged to comply with its obligations under paragraph 3.3 above if the Bank has received written notice from the Borrower that the Borrower wishes (in its sole discretion) to revoke its drawdown directions.

3.5 On the Drawdown Day, if (a) the Borrower informs the Bank in writing that the Borrower would not proceed with the refinancing transaction or that the Drawdown Day has been deferred and (b) the Bank has already effected the payment of the Direct Transfer Amount and/or the credit of the cash out amount of the Loan as described in paragraph 3.3 above, the Bank is entitled to (and the Borrower hereby irrevocably authorises the Bank to) reverse such payment or credit.

3.6 It is a condition precedent to any drawdown under the Facility that:

(a) the Borrower shall provide all necessary information to the Bank for the purposes of preparing the direct transfer as described in paragraph 3.3(a) above (including (i) the address of the Property, (ii) the name of the OMI Borrower and (iii) the amount of such part of the Redemption Amount which will be settled by the proceeds of the Loan by way of a remittance to the loan account of the OMI Borrower via direct transfer (the "**Direct Transfer Amount**")); and

(b) (where the Redemption Amount is paid partly with the Loan and partly with the own funds of the OMI Borrower) the OMI Borrower shall pay such part of Redemption Amount which is to be settled by his own funds by:

(i) cashier's order, which shall be procured by the OMI Borrower or any third party paying on behalf of the OMI Borrower and shall be made available to the Bank's solicitors by no later than 1 Business Day before Drawdown Day; or

(ii) the Bank debiting funds from the repayment account of the OMI Borrower on the Drawdown Day, in which case the Borrower shall procure that the OMI Borrower will:

(A) ensure that such repayment account has sufficient funds to settle such part of the Redemption Amount to be paid with the own funds of the OMI Borrower on Drawdown Day and provide a confirmation to this effect to the Bank's solicitors by no later than 1 Business Day before Drawdown Day; and

(B) (if required by the Bank) by no later than 1 Business Day before Drawdown Day, provide irrevocable debit or payment instructions (in form and substance satisfactory to the Original Mortgage Institution) for the purposes of effecting such debit of funds from such repayment account on the Drawdown Day,

and for the avoidance of doubt, the Borrower shall procure the OMI Borrower to pay such part of the Redemption Amount with the OMI Borrower's own funds by means described in paragraph 3.6(b) above.

3.7 The Borrower agrees and acknowledges that where exceptional circumstances or last minute issues arise which make it not feasible for the Bank to carry out the arrangements in paragraph 3.3 above or result in the OMI Borrower not being able to arrange for cashier's order(s) or maintain sufficient funds in the repayment account as described in paragraph 3.6(b) above, the Borrower authorises its solicitors (if applicable) and the Bank to liaise with the Bank's solicitors, the OMI Borrower and/or any other related parties to agree on other means of payment so as to proceed to drawdown on the Drawdown Day.

4. **FUTURE PAPT TRANSACTIONS**

The Borrower agrees that where (1) it engages in a future refinancing transaction over the Property where the Loan is to be settled and (2) the PAPT applies to such transaction, the Borrower shall procure that:

(i) any remittance amount payable to the Bank by the incoming mortgage institution shall be paid to the Bank by way of (A) CHATS / direct transfer or (B) any other means acceptable to the Bank; and

(ii) any part of the redemption amount of the Loan not covered by the loan provided by the incoming mortgage institution shall be paid by way of (A) a cashier's order procured by or on behalf of the Borrower; (B) the Bank debiting the amount from the Borrower's repayment account with the Bank or (C) any other means acceptable to the Bank.

SCHEDULE 3
PAPT PROVISIONS FOR REFINANCING SCENARIO C

This Schedule 3 applies if (a) the Facility is in scope for PAPT and the Borrower agrees to adopt PAPT and (b) either (i) the Facility (or part thereof) will be applied towards refinancing an existing mortgage loan granted by the Bank to the same Borrower but the existing mortgage deed needs to be discharged and a new mortgage deed needs to be executed (e.g. from fixed amount mortgage to all monies mortgage) or (ii) the Facility is provided by the Bank to a Borrower which is secured by a mortgage-free property

1. **DEFINITIONS**

1.1 **Definitions in this Schedule 3**

"**Direct Transfer Amount**" has the meaning given to that term in paragraph 3.6(a).

"**Drawdown Day**" has the meaning given to that term in paragraph 3.2.

"**PAPT**" means the Payment Arrangements for Property Transaction, as described in further detail in the PAPT Document.

"**PAPT Document**" means the document entitled "Payment Arrangements for Property Transactions (the "PAPT") dated 20 July 2022 issued by the Hong Kong Association of Banks (as amended and/or supplemented from time to time).

"**Redemption Amount**" has the meaning given to that term in paragraph 2, **provided that** where the Facility is to be secured by a mortgage-free property, the Redemption Amount shall be zero.

1.2 **Construction**

Any reference to the singular form of "Borrower" shall include its plural form and vice versa.

2. **APPLICATION OF PAPT**

Where the Borrower agrees to adopt PAPT, the Borrower agrees that any amount which is required to be paid to fully discharge the existing mortgage over the Property (the "**Redemption Amount**") shall be paid in the manner described in paragraph 3 below.

3. **LOAN REMITTANCE**

3.1 Notwithstanding anything to the contrary in this Facility Letter, this paragraph 3 applies only if PAPT applies to the refinancing arrangement contemplated by this Facility Letter.

3.2 Subject to the conditions set out in this Facility Letter, the Bank shall disburse the Loan to the Borrower (the day on which the Loan is disbursed by the Bank pursuant to this Facility Letter, the "**Drawdown Day**").

3.3 Subject always to paragraphs 3.4 to 3.7 below, and subject to (1) the Borrower giving drawdown directions to the Bank (through the Bank's solicitors) in respect of the Loan which are acceptable by the Bank and (2) the satisfaction of all the conditions precedent (if any) to drawdown under this Facility Letter, the Bank shall arrange for the proceeds of the Loan to be disbursed and applied in accordance with the drawdown directions. In particular, the Bank shall:

(a) arrange for the transfer of the Direct Transfer Amount via direct transfer to the loan account of the Borrower for the purposes of settling the Redemption Amount (or part thereof) on the Drawdown Day; and

(b) (if applicable) credit the cash out amount of the Loan (the amount by which the Loan exceeds the sum of the Redemption Amount and any mortgage insurance premium (if applicable)) to the Borrower's designated account with the Bank in Hong Kong on the Drawdown Day.

The Bank is entitled to act on and rely on the drawdown directions given by the Borrower to the Bank (through the Bank's solicitors), unless such directions are revoked in writing by the Borrower with reasonably sufficient advance notice to the Bank.

3.4 The Bank shall not be obliged to comply with its obligations under paragraph 3.3 above if the Bank has received written notice from the Borrower that the Borrower wishes (in its sole discretion) to revoke its drawdown directions.

3.5 On the Drawdown Day, if (a) the Borrower informs the Bank in writing that the Borrower would not proceed with the refinancing transaction or that the Drawdown Day has been deferred and (b) the Bank has already effected the payment of the Direct Transfer Amount and/or the credit of the cash out amount of the Loan as described in paragraph 3.3 above, the Bank is entitled to (and the Borrower hereby irrevocably authorises the Bank to) reverse such payment or credit.

3.6 It is a condition precedent to any drawdown under the Facility that:

(a) the Borrower shall provide all necessary information to the Bank for the purposes of preparing the direct transfer as described in paragraph 3.3(a) above (including (i) the address of the Property, (ii) the name of the Borrower and (iii) the amount of such part of the Redemption Amount which will be settled by the proceeds of the Loan by way of a remittance to the loan account of the Borrower via direct transfer (the "**Direct Transfer Amount**")); and

(b) (where the Redemption Amount is a positive amount and is paid partly with the Loan and partly with the own funds of the Borrower) the Borrower shall pay such part of Redemption Amount which is to be settled by his own funds by:

(i) cashier's order, which shall be procured by the Borrower or any third party paying on behalf of the Borrower and shall be made available to the Bank's solicitors by no later than 1 Business Day before Drawdown Day; or

(ii) the Bank debiting funds from the repayment account of the Borrower on the Drawdown Day, in which case the Borrower shall:

(A) ensure that such repayment account has sufficient funds to settle such part of the Redemption Amount to be paid with the own funds of the Borrower on Drawdown Day and provide a confirmation to this effect to the Bank's solicitors by no later than 1 Business Day before Drawdown Day; and

(B) (if required by the Bank) by no later than 1 Business Day before Drawdown Day, provide irrevocable debit or payment instructions (in form and substance satisfactory to the Original Mortgage Institution) for the purposes of effecting such debit of funds from such repayment account on the Drawdown Day.

3.7 The Borrower agrees and acknowledges that where exceptional circumstances or last minute issues arise which make it not feasible for the Bank to carry out the arrangements in paragraph 3.3 above or result in the Borrower not being able to arrange for cashier's order(s) or maintain sufficient funds in the repayment account as described in paragraph 3.6(b) above, the Borrower authorises its solicitors (if applicable) and the Bank to liaise with the Bank's solicitors and/or any other related parties to agree on other means of payment so as to proceed to drawdown on the Drawdown Day.

4. FUTURE PAPT TRANSACTIONS

The Borrower agrees that where (1) it engages in a future refinancing transaction over the Property where the Loan is to be settled and (2) the PAPT applies to such transaction, the Borrower shall procure that:

(i) any remittance amount payable to the Bank by the incoming mortgage institution shall be paid to the Bank by way of (A) CHATS / direct transfer or (B) any other means acceptable to the Bank; and

(ii) any part of the redemption amount of the Loan not covered by the loan provided by the incoming mortgage institution shall be paid by way of (A) a cashier's order procured by or on behalf of the Borrower; (B) the Bank debiting the amount from the Borrower's repayment account with the Bank or (C) any other means acceptable to the Bank.

附件 1
轉按情況 A 的支付安排條文

本附件 1 適用於以下情況：(a) 本貸款屬於支付安排範圍，且借款人同意採用支付安排；及(b) 本貸款（或其部分）將用於轉按另一家銀行或認可機構發放的現有按揭貸款（無論借款人是否為該現有按揭貸款的借款人）

1. **定義**

1.1 **本附件 1 的定義**

「**提取貸款日**」具有第 3.2 段賦予該詞的涵義 。

「**主要資料**」指轉按機構確認書中「主要資料」一表所載的資料。

「**原按揭貸款機構借款人**」指原按揭貸款機構發放的現有按揭貸款下的借款人，該貸款是以該物業的按揭為擔保（並擬將在提取貸款日獲完全解除），**前提是**如果借款人及原按揭貸款機構借款人屬同一人或實體，本附件1提及的「原按揭貸款機構借款人」應據此詮釋為「借款人」。

「**原按揭貸款機構**」具有第 2(b)段賦予該詞的涵義。

「**支付安排**」指支付安排文件中進一步詳述的物業交易支付安排。

「**支付安排文件**」指香港銀行公會於 2022 年 7 月 20 日刊發名為「Payment Arrangements for Property Transactions (the "PAPT")」的文件（經不時修訂及／或補充）。

「**贖回金額**」具有第 2(a)段賦予該詞的涵義 。

「**匯款金額**」具有第 3.3(b)段賦予該詞的涵義 。

「**轉按機構確認書**」指轉按機構的確認書。

1.2 **詮釋**

任何對「借款人」或「原按揭貸款機構借款人」單數形式的提述應包括其複數形式，反之亦然。

2. **支付交易的應用**

在借款人同意採用支付交易的情況下：

(a) 借款人同意按照下文第 3 段所述的方式支付為完全解除該物業的現有按揭所需的任何金額（「**贖回金額**」）（除非如下文第 2(b)段所述，借款人的同意按照下文第 2(b)段被撤回，在這種情況下，支付安排將不再適用）；及

(b) 借款人謹此明確同意，本行及本行的律師可向現有按揭的承按機構（「**原按揭貸款機構**」）及原按揭貸款機構的律師披露本貸款確認書中所載列的轉按安排，包括將用於解除該物業的現有按揭的貸款金額（或其部分），但有關披露限於純為實行支付安排而僅需要的用途。借款人可隨時在提取貸款日前不少於 5 個工作日向本行發出書面通知，撤回上述同意。如果借款人撤回該同意，本行有權撤銷本貸款的要約，並單方面立即終止本貸款確認書，而本行不會承擔任何費用。

3. **貸款匯款**

3.1 即使本貸款確認書中有任何相反的規定，本第 3 段僅在支付安排適用於本貸款確認書擬進行的轉按安排時適用。

3.2 在符合本貸款確認書所載的條件下，本行應向借款人發放貸款（本行根據本貸款確認書發放貸款之日為「**提取貸款日**」）。

3.3 在不抵觸下文第 3.4 至 3.8 段、以及在(1)借款人（通過本行的律師）就本貸款向本行發出本行可接受的提款指示及(2)本貸款確認書中所有的提款先決條件（如有）獲滿足的情況下，本行應：

(a) 發出轉按機構確認書，並在提取貸款日中午 12 時正（或本行及本行的律師協定的其他時間）之前向本行的律師發送該確認書；及

(b) 根據提款指示安排發放及應用相關貸款款項。特別是，本行應：

(i) 安排在提取貸款日透過結算所自動轉帳系統（「**CHATS**」）將轉按機構確認書中列出的匯款金額（「**匯款金額**」）轉帳至原按揭貸款機構；以及

(ii) （如適用）在提取貸款日將貸款的套現金額（即貸款款項超出匯款金額以及任何按揭保費金額（如適用）兩者之總和的金額）存入借款人在香港於本行開立的指定帳戶。

本行有權跟據借款人（通過本行的律師）向本行發出的提款指示行事，並以其為依據，除非借款人提前給予本行合理地足夠的書面通知以撤銷相關指示。

3.4 如果本行收到借款人的書面通知，表示借款人(在其全權酌情決定的情況下)希望撤銷其提款指示，則本行沒有責任遵守上述第 3.3 段下的義務。

3.5 在根據上文第 3.3(a)段發出相關轉按機構確認書後，但在本行的律師將該確認書交付給原按揭貸款機構的律師之前：

(a) 如果已發出的轉按機構確認書中有任何不正確資料，並且：

(i) 如果轉按機構確認書中的不正確資料是由於本行的錯誤所造成，本行應在提款前更正轉按機構確認書中的資料或重新發出一份新的轉按機構確認書；或

(ii) 如果轉按機構確認書中的不正確資料是由於任何一方（本行除外）的錯誤所造成，本行應在提款前盡其合理努力更正轉按機構確認書中的資料或重新發出新的轉按機構確認書，

以及，在上述的任何一種情況下，如果本行已經通過 CHATS（根據轉按機構確認書中的不正確資料）進行支付及／或存入上文第 3.3(b)(ii)段所述的貸款套現金額，本行有權要求收款銀行退款及／或（借款人謹此不可撤銷地授權本行）撤回相關支付或存入；或

(b) 如果(i)借款人書面通知本行，借款人不會繼續進行轉按交易或提取貸款日將被延遲，以及(ii) 本行已經通過 CHATS 進行支付及／或存入上文第 3.3(b)(ii)段所述的貸款套現金額，本行有權要求收款銀行退款及／或（借款人謹此不可撤銷地授權本行）撤回相關支付或存入。

3.6 一旦本行的律師將轉按機構確認書交付給原按揭貸款機構的律師，該確認書不可撤銷，本行應根據上文第 3.3(b)段進行支付，但在以下情況除外：

(a) 轉按機構確認書上的任何主要資料不正確，以至於本行無法向正確的指定帳戶支付正確金額；或

(b) 借款人書面通知本行，借款人不會繼續進行轉按交易或提取貸款日將被延遲，

在該等情況下，本行沒有義務按照上述第 3.3(b)(ii)段所述，通過 CHATS 進行支付及／或存入上文第 3.3(b)(ii)段所述的貸款套現金額。如果本行已經通過 CHATS 進行支付／或存入貸款套

現金額，本行有權要求收款銀行退款及／或（借款人謹此不可撤銷地授權本行）撤回相關支付或存入。

3.7 在本貸款下提取任何款項的先決條件是：

(a) 借款人應向本行提供所有就準備轉按機構確認書所需的必要資料（包括(i)該物業的地址，(ii) 原按揭貸款機構借款人的名稱，(iii)原按揭貸款機構的名稱及(iv) 擬根據該轉按機構確認書匯款至原按揭貸款機構、用以支付贖回金額的相關部分）；及

(b) （如果贖回金額部分由本貸款支付，部分由原按揭貸款機構借款人的自有資金支付）原按揭貸款機構借款人應透過以下方式支付贖回金額中由其自有資金支付的部分：

(i) 本票。本票應由原按揭貸款機構借款人或代表原按揭貸款機構借款人付款的任何第三方促使安排，並應在不遲於提取貸款日之前一個工作日向原按揭貸款機構的律師提供；或

(ii) 原按揭貸款機構在提取貸款日從原按揭貸款機構借款人的還款帳戶中扣除資金。在此情況下，借款人應促使原按揭貸款機構借款人將：

(A) 確保其還款帳戶有足夠資金，以在提取貸款日以原按揭貸款機構借款人的自有資金支付贖回金額的相關部分，並且在不遲於提取貸款日之前一個工作日向原按揭貸款的律師提供相關確認；及

(B) （如果原按揭貸款機構要求）在不遲於提取貸款日之前一個工作日（以原按揭貸款機構滿意的形式及內容）提供不可撤銷的扣除或付款指示，以在提取貸款日從該還款帳戶中進行相關扣除，

並且為免生疑問：

(1) （如果借款人與原按揭貸款機構借款人不同）借款人應促使原按揭貸款機構借款人以上文(b)段所述的方式以原按揭貸款機構借款人的自有資金支付贖回金額的相關部分；或

(2) （如果借款人是原按揭貸款機構借款人）借款人應以上文(b)段所述的方式以借款人的自有資金支付贖回金額的相關部分，猶如該段提述所有的「原按揭貸款機構借款人」是指「借款人」。

3.8 借款人同意，如果出現特殊情況或突發問題，導致本行無法施行上文第 3.3 段的安排，或導致原按揭貸款機構借款人無法按上文第 3.7(b)段所述安排本票或維持還款帳戶中有充足資金，則借款人授權其律師（如適用）及本行與原按揭貸款機構、原按揭貸款機構的律師、原按揭貸款機構借款人及／或任何其他相關方聯絡，以協定其他付款方式，以在提取貸款日繼續進行提款。

4. **日後採用支付安排的交易**

借款人同意，如果(1)其日後為該物業進行物業轉按交易以清還本貸款，以及(2)支付安排適用於該交易，借款人應促使：

(i) 新任的按揭貸款機構應付本行的任何匯款金額應透過以下方式支付給本行：(A) CHATS／直接轉帳或 (B) 任何其他本行可接受的方式；以及

(ii) 如新任的按揭貸款機構所提供的貸款不足以清還本貸款的贖回金額，剩餘部分應透過以下方式支付：(A) 由借款人或其代表促使安排的

本票；(B)本行從借款人在本行開立的還款帳戶中扣除相關金額；或(C)任何其他本行可接受的方式。

附件 2
轉按情況 B 的支付安排條文

本附件 2 適用於以下情況：(a) 本貸款屬於支付安排範圍，且借款人同意採用支付安排；及(b) 本貸款（或其部分）將用於轉按本行為另一位借款人發放的現有按揭貸款

1. **定義**

1.1 **本附件 2 的定義**

「**直接轉帳金額**」具有第 3.6(a)段賦予該詞的涵義。

「**提取貸款日**」具有第 3.2 段賦予該詞的涵義 。

「**原按揭貸款機構借款人**」指本行發放的現有按揭貸款下的借款人，該貸款是以該物業的按揭為擔保（並擬將在提取貸款日獲完全解除）。

「**支付安排**」指支付安排文件中進一步詳述的物業交易支付安排。

「**支付安排文件**」指香港銀行公會於 2022 年 7 月 20 日刊發名為「Payment Arrangements for Property Transactions (the "PAPT")」的文件（經不時修訂及／或補充）。

「**贖回金額**」具有第 2 段賦予該詞的涵義 。

1.2 **詮釋**

任何對「借款人」或「原按揭貸款機構借款人」單數形式的提述應包括其複數形式，反之亦然。

2. **支付安排的應用**

在借款人同意採用支付安排的情況下，借款人同意按照下文第 3 段所述的方式，支付為完全解除該物業的現有按揭所需的任何金額（「**贖回金額**」）。

3. **貸款匯款**

3.1 即使本貸款確認書中有任何相反的規定，本第 3 段僅在支付安排適用於本貸款確認書擬進行的轉按安排時適用。

3.2 在符合本貸款確認書所載的條件下，本行應向借款人發放貸款（本行根據本貸款確認書發放貸款之日為「**提取貸款日**」）。

3.3 在不抵觸下文第 3.4 至 3.7 段、以及在(1)借款人（通過本行的律師）就本貸款向本行發出本行可接受的提款指示及(2)本貸款確認書中所有的提款先決條件（如有）獲滿足的情況下，本行應根據提款指示安排發放及應用相關貸款款項。特別是，本行應：

(a) 安排在提取貸款日透過直接轉帳將直接轉帳金額轉至原按揭貸款機構借款人的貸款帳戶，以結付贖回金額（或其部分）；以及

(b) （如適用）在提取貸款日將貸款的套現金額（即貸款款項超出贖回金額以及任何按揭保費金額（如適用）兩者之總和的金額）存入借款人在香港於本行開立的指定帳戶。

本行有權跟據借款人（通過本行的律師）向本行發出的提款指示行事，並以其為依據，除非借款人提前給予本行合理地足夠的書面通知以撤銷相關指示。

3.4 如果本行收到借款人的書面通知，表示借款人（在其全權酌情決定的情況下）希望撤銷其提款指示，則本行沒有責任遵守上文第 3.3 段下的義務。

3.5 在提取貸款日，如果(a)借款人書面通知本行，借款人不會繼續進行轉按交易或提取貸款日將被延遲，以及(b)本行已經支付直接轉帳金額及／或存入上文第 3.3 段所述的貸款套現金額，本行有權（及借款人謹此不可撤銷地授權本行）撤回相關支付或存入。

3.6 在本貸款下提取任何款項的先決條件是：

(a) 借款人應向本行提供所有就準備上文第 3.3(a)段所述的直接轉帳所需的必要資料（包括(i)該物業的地址，(ii) 原按揭貸款機構借款人的名稱，及(iii)擬透過直接轉帳匯款至原按揭貸款機構借款人的貸款帳戶、用於支付贖回金額的相關部分（「**直接轉帳金額**」））；及

(b) （如果贖回金額部分由本貸款支付，部分由原按揭貸款機構借款人的自有資金支付）原按揭貸款機構借款人應透過以下方式支付贖回金額中由其自有資金支付的部分：

(i) 本票。本票應由原按揭貸款機構借款人或代表原按揭貸款機構借款人付款的任何第三方促使安排，並應在不遲於提取貸款日之前一個工作日向本行的律師提供；或

(ii) 本行在提取貸款日從原按揭貸款機構借款人的還款帳戶中扣除資金。在此情況下，借款人應促使原按揭貸款機構借款人將：

(A) 確保該還款帳戶有足夠資金，以在提取貸款日以原按揭貸款機構借款人的自有資金支付贖回金額的相關部分，並且在不遲於提取貸款日之前一個工作日向本行的律師提供相關確認；及

(B) （如果本行要求）在不遲於提取貸款日之前一個工作日（以本行滿意的形式及內容）提供不可撤銷的扣除或付款指示，以在提取貸款日從該還款帳戶中進行相關扣除，

並且為免生疑問，借款人應促使原按揭貸款機構借款人以上文第 3.6(b)段所述的方式以原按揭貸款機構借款人的自有資金支付贖回金額的相關部分。

3.7 借款人同意，如果出現特殊情況或突發問題，導致本行無法施行上文第 3.3 段的安排，或導致原按揭貸款機構借款人無法按上文第 3.6(b)段所述安排本票或維持還款帳戶中有充足資金，則借款人授權其律師（如適用）及本行與本行的律師、原按揭貸款機構借款人及／或任何其他相關方聯絡，以協定其他付款方式，以在提取貸款日繼續進行提款。

4. **日後採用支付安排的交易**

借款人同意，如果(1)其日後為該物業進行物業轉按交易以清還本貸款，以及(2)支付安排適用於該交易，借款人應促使：

(i) 新任的按揭貸款機構應付本行的任何匯款金額應透過以下方式支付給本行：(A) CHATS／直接轉帳或 (B) 任何其他本行可接受的方式；以及

(ii) 如新任的按揭貸款機構所提供的貸款不足以清還本貸款的贖回金額，剩餘部分應透過以下方式支付：(A) 由借款人或其代表促使安排的

本票；(B)本行從借款人在本行開立的還款帳戶中扣除相關金額；或(C)任何其他本行可接受的方式。

附件3
轉按情況C的支付安排條文

本附件 3 適用於以下情況：(a)本貸款屬於支付安排範圍，且借款人同意採用支付安排；及(b)(i)本貸款（或其部分）將用於轉按本行向同一借款人發放的現有按揭貸款，但需要解除現有的按揭契據以及需要簽立新的按揭契據（例如，從固定金額的按揭貸款轉為無限額按揭貸款）或(ii)本行向借款人提供的本貸款是以無抵押物業作為抵押

1. **定義**

1.1 **本附件3的定義**

「**直接轉帳金額**」具有第3.6(a)段賦予該詞的涵義。

「**提取貸款日**」具有第3.2段賦予該詞的涵義 。

「**支付安排**」指支付安排文件中進一步詳述的物業交易支付安排。

「**支付安排文件**」指香港銀行公會於2022年7月20日刊發名為「Payment Arrangements for Property Transactions (the "PAPT")」的文件（經不時修訂及／或補充）。

「**贖回金額**」具有第2段賦予該詞的涵義 ，**前提是**如果本貸款是以無抵押物業作為抵押，贖回金額應為零。

1.2 **詮釋**

任何對「借款人」單數形式的提述應包括其複數形式，反之亦然。

2. **支付安排的應用**

在借款人同意採用支付安排的情況下，借款人同意按照下文第 3 段所述的方式支付為完全解除該物業的現有按揭所需的任何金額（「**贖回金額**」）。

3. **貸款匯款**

3.1 即使本貸款確認書中有任何相反的規定，本第 3 段僅在支付安排適用於本貸款確認書擬進行的轉按安排時適用。

3.2 在符合本貸款確認書所載的條件下，本行應向借款人發放貸款（本行根據本貸款確認書發放貸款之日為「**提取貸款日**」）。

3.3 在不抵觸下文第3.4至3.7段、以及在(1)借款人（通過本行的律師）就本貸款向本行發出本行可接受的提款指示及(2)本貸款確認書中所有的提款先決條件（如有）獲滿足的情況下，本行應根據提款指示安排發放及應用相關貸款款項。特別是，本行應：

(a) 安排在提取貸款日透過直接轉帳將直接轉帳金額轉至借款人的貸款帳戶，以結付贖回金額（或其部分）；以及

(b) （如適用）在提取貸款日將貸款的套現金額（即貸款款項超出贖回金額以及任何按揭保費金額（如適用）兩者之總和的金額）存入借款人在香港於本行開立的指定帳戶。

本行有權跟據借款人（通過本行的律師）向本行發出的提款指示行事，並以其為依據，除非借款人提前給予本行合理地足夠的書面通知以撤銷相關指示。

3.4 如果本行收到借款人的書面通知，表示借款人(在其全權酌情決定的情況下)希望撤銷其提款指示，則本行沒有責任遵守上文第 3.3 段下的義務。

3.5 在提取貸款日，如果(a) 借款人書面通知本行，借款人不會繼續進行轉按交易或提取貸款日將被延遲，以及(b)本行已經支付直接轉帳金額及／或存入上文第 3.3 段所述的貸款套現金額，本行有權（及借款人謹此不可撤銷地授權本行）撤回相關支付或存入。

3.6 在本貸款下提取任何款項的先決條件是：

(a) 借款人應向本行提供所有準備上文第 3.3(a)段所述的直接轉帳的必要資料（包括(i)該物業的地址，(ii) 借款人的名稱，及(iii) 擬透過直接轉帳匯款至借款人的貸款帳戶、用於支付贖回金額的相關部分（「**直接轉帳金額**」）；及

(b) （如果贖回金額為正數，以及部分由本貸款支付，部分由借款人的自有資金支付）借款人應透過以下方式支付贖回金額中由其自有資金支付的部分：

(i) 本票。本票應由借款人或代表借款人付款的任何第三方促使安排，並應在不遲於提取貸款日之前一個工作日向本行的律師提供；或

(ii) 本行在提取貸款日從借款人的還款帳戶中扣除資金。在此情況下，借款人應：

(A) 確保該還款帳戶有足夠資金，以在提取貸款日以借款人的自有資金支付贖回金額的相關部分，並且在不遲於提取貸款日之前一個工作日向本行的律師提供相關確認；及

(B) （如果本行要求）在不遲於提取貸款日之前一個工作日（以本行滿意的形式及內容）提供不可撤銷的扣除或付款指示，以在提取貸款日從該還款帳戶中進行相關扣除。

3.7 借款人同意，如果出現特殊情況或突發問題，導致本行無法施行上文第 3.3 段的安排，或導致借款人無法按上文第 3.6(b)段所述安排本票或維持還款帳戶中有充足資金，則借款人授權其律師（如適用）及本行與本行的律師及／或任何其他相關方聯絡，以協定其他付款方式，以在提取貸款日繼續進行提款。

4. **日後採用支付安排的交易**

借款人同意，如果(1)其日後為該物業進行物業轉按交易以清還本貸款，以及(2)支付安排適用於該交易，借款人應促使：

(i) 新任的按揭貸款機構應付本行的任何匯款金額應透過以下方式支付給本行：(A) CHATS／直接轉帳或 (B) 任何其他本行可接受的方式；以及

(ii) 如新任的按揭貸款機構所提供貸款不足以清還本貸款的贖回金額，剩餘部分應透過以下方式支付：(A) 由借款人或其代表促使安排的本票；(B)本行從借款人在本行開立的還款帳戶中扣除相關金額；或(C) 任何其他本行可接受的方式。

Kindly confirm your acceptance of the Facilities upon the terms and conditions of this Facility Letter by signing and returning to the Bank the Memorandum of Acceptance on the duplicate of this Facility Letter together with all required documents as referred to in this Facility Letter.
煩請撥冗確認您接受本授信書所定之條件，請將本授信書副本上之承諾照會，連同本授信書所要求之所有文件，簽署後擲回本行。

This offer will remain open for two (2) months from the date hereof unless extended by us. In the absence of our written agreement to the contrary, if we do not receive the duly signed Memorandum of Acceptance on the duplicate of this Facility Letter upon expiry of such time limit or such extension of time limit (if applicable), the offer shall automatically lapse.
除非經本行延長，否則本項要約將於本授信書所載日期起二月內有效。在本行並未有相反之書面同意時，若本行未於此等期限或此等延長之期間（如適用）屆至時，接獲合法簽署之本授信書副本上之承諾照會，本項要約應自動失其效力。

Yours faithfully,
謹此

For and on behalf of
CTBC Bank Co., Ltd.
代表
中國信託商業銀行股份有限公司

The Chinese version of this Facility Letter is for reference only. The English version of this Facility Letter shall prevail wherever there is a discrepancy between the English and the Chinese versions.
本授信書之中文版僅係為參考之用。如本授信書之英文版及中文版間有歧異時應以本授信書之英文版為準。

Memorandum of Acceptance

承諾照會

Borrower(s)借款人

I/We, FASHION FOCUS MANUFACTURING LIMITED, MERIT FOCUS LIMITED, TRIPLE FOCUS LIMITED and PROSPECT FOCUS LIMITED, hereby fully understand the contents of this Facility Letter and agree to accept the offer by CTBC Bank Co., Ltd. to make available to us the Facilities on and subject to the terms and conditions contained in this Facility Letter dated 2 3 MAY 2023 of which this is a true copy. I/We further acknowledge receipt of a copy of the Bank's Master Loan and Security Terms which is an integral part of this Facility Letter and further acknowledge having read, understood and accept the Bank's Master Loan and Security Terms.

借款人，FASHION FOCUS MANUFACTURING LIMITED、MERIT FOCUS LIMITED、TRIPLE FOCUS LIMITED 及 PROSPECT FOCUS LIMITED，完全瞭解本授信書之內容，並謹此同意接受中國信託商業銀行股份有限公司提供與借款人之要約，並遵守此一日期為 ______________ 之授信書正本中所定之取得授信總額之條件。借款人特此進一步確認收到 貴行的貸款與擔保總條款的副本，其並為本授信書不可或缺的一部分及特此進一步承認已閱讀，理解並接受 貴行的貸款與擔保總條款。

For and on behalf of 為及代表
FASHION FOCUS MANUFACTURING LIMITED

For and on behalf of
FASHION FOCUS MFG. LTD.

Authorized Signature(s)

____

Name(s) of Authorized Signatory(ies) :
授權簽署人名稱：
Date :
日期： 2 3 MAY 2023

Verified by:

For and on behalf of 為及代表
MERIT FOCUS LIMITED

For and on behalf of
MERIT FOCUS LIMITED

Authorized Signature(s)

____

Name(s) of Authorized Signatory(ies) :
授權簽署人名稱：
Date :
日期： 2 3 MAY 2023

Verified by:

For and on behalf of 為及代表
TRIPLE FOCUS LIMITED

For and on behalf of
TRIPLE FOCUS LIMITED

Authorized Signature(s)

Name(s) of Authorized Signatory(ies) :
授權簽署人名稱：
Date :
日期： 2 3 MAY 2023

Verified by:

For and on behalf of 為及代表
PROSPECT FOCUS LIMITED

For and on behalf of
PROSPECT FOCUS LIMITED

Authorized Signature(s)

Name(s) of Authorized Signatory(ies) :
授權簽署人名稱：
Date :
日期： 2 3 MAY 2023

Verified by:

Memorandum of Acknowledgment
收訖照會

Guarantor(s)保證人

I/We, DUMAINE INTERNATIONAL LIMITED, MIAO DUNCAN and MIAO TAI WAI DAVID, hereby acknowledge receipt of a copy and fully understand the contents of this Facility Letter and agree to act as guarantor(s) in connection with the Facilities on and subject to the terms and conditions contained in this Facility Letter dated 2 3 MAY 2023 of which this is a true copy. I/We further acknowledge receipt of a copy of the Bank's Master Loan and Security Terms which is an integral part of this Facility Letter and further acknowledge having read, understood and accept the Bank's Master Loan and Security Terms.
本人/吾等，DUMAINE INTERNATIONAL LIMITED、MIAO DUNCAN 及 MIAO TAI WAI DAVID，茲確認收妥並已完整了解本授信書之內容，且同意就此一日期為 ______________ 之授信書正本所載之條件及條款擔任保證人。本人/吾等特此進一步確認收到 貴行的貸款與擔保總條款的副本，其並為本授信書不可或缺的一部分及特此進一步承認已閱讀，理解並接受 貴行的貸款與擔保總條款。

For and on behalf of 為及代表
DUMAINE INTERNATIONAL LIMITED

For and on behalf of
DUMAINE INTERNATIONAL LIMITED

....
Authorized Signature(s)

____

Name(s) of Authorized Signatory (ies):
被授權簽名者之姓名：
Date:
日期： 2 3 MAY 2023

Verified by:

____
MIAO DUNCAN
Guarantor's Name
保證人姓名
Date :
日期： 2 3 MAY 2023

Verified by:

MIAO TAI WAI DAVID
Guarantor's Name
保證人姓名
Date :
日期： 2 3 MAY 2023

Verified by:

Security Provider(s)擔保人

I/We, FASHION FOCUS MANUFACTURING LIMITED, hereby acknowledge receipt of a copy and fully understand the contents of this Facility Letter and agree to act as security provider(s) in connection with the Facilities on and subject to the terms and conditions contained in this Facility Letter dated 2 3 MAY 2023 of which this is a true copy. I/We further acknowledge receipt of a copy of the Bank's Master Loan and Security Terms which is an integral part of this Facility Letter and further acknowledge having read, understood and accept the Bank's Master Loan and Security Terms.
本人/吾等，FASHION FOCUS MANUFACTURING LIMITED，茲確認收妥並已完整了解本授信書之內容，且同意就此一日期為_______________ 之授信書正本所載之條件及條款擔任擔保人。本人/吾等特此進一步確認收到 貴行的貸款與擔保總條款的副本，其並為本授信書不可或缺的一部分及特此進一步承認已閱讀，理解並接受 貴行的貸款與擔保總條款。

For and on behalf of 為及代表
FASHION FOCUS MANUFACTURING LIMITED

For and on behalf of
FASHION FOCUS MFG. LTD.

Authorized Signature(s)

Name(s) of Authorized Signatory (ies):
被授權簽名者之姓名：
Date:
日期： 2 3 MAY 2023

Verified by: